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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2021

DEAR STOCKHOLDERS:

              We cordially invite you to attend the Annual Meeting of Stockholders of AMC Entertainment Holdings, Inc., which will be held on May 4, 2021 at 2:00 p.m. (Central Time) at the AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, for the following purposes:

    1.
    To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the total number of shares of Class A Common Stock (par value $0.01 per share) the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Class A Common Stock ("Proposal 1").

    2.
    To elect to our Board of Directors the following nominees for terms expiring at the 2024 Annual Meeting: Mr. Philip Lader, Mr. Gary F. Locke, and Mr. Adam J. Sussman ("Proposal 2").

    3.
    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 ("Proposal 3").

    4.
    To conduct a non-binding advisory vote to approve the compensation of named executive officers ("Proposal 4").

    5.
    To approve an amendment to our 2013 Equity Incentive Plan (the "EIP) to (i) increase the total number of shares subject to the EIP to 35,000,000 shares of Class A Common Stock, (ii) revise the share replenishment provision and (iii) eliminate the mandatory expiration of the EIP ("Proposal 5").

    6.
    To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the proposals ("Proposal 6").

              These items of business (collectively, the "Proposals") are more fully described in the Proxy Statement accompanying this notice.

              Our Board has fixed the close of business on March 11, 2021 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or at any adjournment or postponement thereof. A list of these stockholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of AMC Entertainment Holdings, Inc. at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211.

              Only stockholders and persons holding proxies from stockholders may attend the meeting. If your shares are registered in your name, you should bring your proxy card and a proper form of identification such as your driver's license to the meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares and a proper form of identification.

              Although we currently intend to hold the Annual Meeting in person, due to concerns related to the ongoing coronavirus (COVID-19) pandemic, we may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Annual Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the Securities and Exchange Commission (the "SEC"). We encourage you to regularly check these resources prior to the Annual Meeting if you plan to attend.

              Important Notice Regarding the Availability of Proxy Materials for Stockholder Meeting to be held on May 4, 2021. Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 4, 2021, with instructions for accessing the proxy materials and voting via the Internet (the "Notice"). In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while reducing the costs and environmental impact of printing and delivering proxy materials. The Notice is not a proxy and cannot be used to authorize a proxy to vote your shares. The Notice, which was mailed on or around March 19, 2021 also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice. The Proxy Statement and our 2020 Annual Report may be accessed at www.proxyvote.com and investor.amctheatres.com. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically, based on their previously indicated delivery preferences.

              Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you may own, we urge you to vote your shares over the Internet, as provided in the Notice and the Proxy Statement. If you already received or if you request proxy materials by mail, you may vote over the Internet or sign, date and mail the proxy card you receive in the envelope provided or vote via the toll-free telephone number set forth on the proxy card. Please also indicate when voting your shares over the Internet or via the toll-free number or on your proxy card whether you plan to attend the Annual Meeting. You may revoke your proxy and vote your shares in person in accordance with the procedures described in the Proxy Statement.

              If you have any questions regarding the accompanying proxy statement or how to vote your shares, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 249-7120 or collect at (212) 269-5550 or email at AMC@dfking.com.

 ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION
TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS

By Order of the Board of Directors,
One AMC Way
11500 Ash Street, Leawood, KS 66211	Senior Vice President, General Counsel and Secretary
March 19, 2021

AMC ENTERTAINMENT HOLDINGS, INC.

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PROXY STATEMENT

PROXY SUMMARY

              This summary highlights selected information and does not contain all of the information that you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting.

2021 ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	2:00 p.m. (Central Time), Tuesday, May 4, 2021
Place:	AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211
Record Date:	March 11, 2021
Voting:	As of the record date, holders of our Class A common stock are entitled to one vote per share.

Voting Recommendations

Agenda Item	Board Vote Recommendation

Proposal 1:	FOR
Amendment of our Third Amended and Restated Certificate of Incorporation to increase the total number of shares of Class A Common Stock (par value $0.01 per share) the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Class A Common Stock.

Proposal 2:	FOR
Election to our Board of Directors of the following nominees for terms expiring at the 2024 Annual Meeting:	each Director Nominee
Mr. Philip Lader, Mr. Gary F. Locke, and Mr. Adam J. Sussman.
Proposal 3:	FOR
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021.

Proposal 4:	FOR
Non-binding advisory vote to approve the compensation of named executive officers (the "say-on-pay vote").
Proposal 5:	FOR
Amendment of the EIP to (i) increase the total number of shares subject to the EIP to 35,000,000 shares of Class A Common Stock, (ii) revise the share replenishment provision, and (iii) eliminate the mandatory expiration of the EIP.

Proposal 6:	FOR
Adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Proposals.

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GENERAL INFORMATION

              This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors (the "Board") of AMC Entertainment Holdings, Inc., a Delaware corporation ("we," "us," the "Company" or "AMC"), for use at the 2021 Annual Meeting of Stockholders of the Company, to be held on May 4, 2021 at 2:00 p.m. (Central Time), or any adjournment or postponement thereof, at the AMC Theatre Support Center located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 (the "Annual Meeting").

              Although we currently intend to hold the Annual Meeting in person, due to concerns related to the ongoing coronavirus (COVID-19) pandemic, we may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Annual Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the SEC. We encourage you to regularly check these resources prior to the Annual Meeting if you plan to attend.

Important Notice Regarding the Availability of Proxy Materials
for Stockholder Meeting to be held on May 4, 2021.

              Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 4, 2021, with instructions for accessing the proxy materials and voting via the Internet (the "Notice"). In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while reducing the costs and environmental impact of printing and delivering proxy materials. The Notice is not a proxy and cannot be used to authorize a proxy to vote your shares. The Notice, which was mailed on or around March 19, 2021 also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice. The Proxy Statement and our 2020 Annual Report may be accessed at www.proxyvote.com and investor.amctheatres.com. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically, based on their previously indicated delivery preferences.

              This proxy statement and the accompanying proxy are first being made available to stockholders beginning on or about March 19, 2021. The costs of this proxy solicitation will be borne by the Company, which maintains its principal executive offices at One AMC Way, 11500 Ash Street, Leawood, KS 66211.

              If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 249-7120 or collect at (212) 269-5550 or email at AMC@dfking.com.

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VOTING AT THE ANNUAL MEETING

              The only outstanding voting securities of the Company are its shares of Class A common stock (the "Common Stock"). All of the Company's remaining authorized Class B Common Stock has been forfeited or converted to Common Stock and was retired on February 24, 2021. Only stockholders of record of our Common Stock at the close of business on March 11, 2021 (the "Record Date"), the date selected as the record date by our Board, are entitled to vote at the Annual Meeting. On the record date, there were 450,156,186 shares of Common Stock outstanding. The holders of our Common Stock are entitled to one vote per share.

The Proxy and Voting

              Pursuant to rules promulgated by the SEC, we are making this Proxy Statement and 2020 Annual Report available to stockholders electronically via the Internet. On or around March 19, 2021, we sent our stockholders of record on the Record Date the Notice, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet. Some stockholders have previously requested to receive either a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically. Stockholders that have not submitted a specific delivery preference were sent the Notice. If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received. The Proxy Statement and our 2020 Annual Report may be accessed at www.proxyvote.com and investor.amctheatres.com.

              Registered holders are stockholders who hold their shares directly with the Company and have their names and addresses recorded in the Company's share registry, which is maintained by our transfer agent, Computershare. Registered stockholders can vote by proxy in any of the following three ways, each of which is valid under Delaware law. If you are a registered holder and would like to receive a full printed set of proxy materials, please follow the instructions on the Notice.

    •
    By Internet: Access our Internet voting site at www.proxyvote.com or scan the QR code on the Notice or your proxy card and follow the instructions on the screen prior to 11:59 p.m., Eastern Time, on May 3, 2021.

    •
    By Telephone: After receiving the full set of printed proxy materials, using a touch-tone telephone, call toll-free at 1-800-690-6903 and follow the voice instructions, prior to 11:59 p.m., Eastern Time, on May 3, 2021.

    •
    By Mail: After receiving the full set of printed proxy materials, mark, sign, date, and return the proxy or voting instruction form in the enclosed envelope so it is received before the Annual Meeting.

              Beneficial owners are stockholders who hold their shares through a brokerage account, bank or other record holder. You also may have heard the term "held in street name" when describing stock ownership. When you buy securities through a brokerage firm, most firms will automatically put your securities into "street name." This means your brokerage firm will hold your securities in its name or another nominee and not in your name, but your brokerage firm will keep records showing you as the real or "beneficial owner." Under the rules of the New York Stock Exchange ("NYSE"), member stockbrokers who hold shares of Common Stock in their name for customers are required to obtain directions from their customers on how to vote the shares. NYSE rules permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs brokers of those proposals on which they are entitled to vote the undirected shares.

              Under rules of the NYSE, brokers may not vote on "non-routine" proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as "non-votes." Your bank, broker or other nominee may vote your shares in its discretion on "routine" matters. Proposals 2, 4, 5 and 6 are considered "non-routine," which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. Proposals 1 and 3, however, are considered "routine" items, which means that brokerage firms may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions.

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              If you are the beneficial owner of your shares, you should have received a Notice, a full set of printed proxy materials with a voting instruction form, or an email copy of the proxy materials with instructions on how to vote from your broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instruction form provided by your broker or other nominee in order to instruct your broker on how to vote your shares; in most instances you may vote by Internet, telephone or by mail.

              Beneficial stockholders who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other record holder that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our proxy solicitor at AMCattend@dfking.com. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.

              Proxies provided by telephone or over the Internet or by mailed proxy card by stockholders of record, unless revoked, will be voted at the Annual Meeting as directed by you, or, in the absence of such direction, as the Board recommends for Proposals 1, 2, 3, 4, 5 and 6 at the Annual Meeting. A stockholder submitting a proxy by telephone or over the Internet or by mailed proxy card may revoke such proxy at any time before it is used by giving written notice of revocation to the Secretary of the Company, by delivering to the Secretary of the Company a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

              If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Call Toll-Free: (800) 249-7120
Banks and Brokers Call: (212) 269-5550
AMC@dfking.com

Other Matters

              As of the date of this proxy statement, we do not know of any other matter to be raised at the meeting. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.

Voting Requirement to Approve each of the Proposals

    •
    Proposal 1: Amendment of our Third Amended and Restated Certificate of Incorporation (our "Certificate of Incorporation") requires approval by the holders of a majority of the outstanding shares. Our Board recommends a vote "for" this proposal.

    •
    Proposal 2: Election of directors requires a plurality of the votes cast, which means that the three nominees for director receiving the highest number of votes FOR election will be elected as directors. Our Board recommends a vote "for" the election of each nominee.

    •
    Proposal 3: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote "for" this proposal.

    •
    Proposal 4: Non-binding advisory vote on compensation of named executive officers (the "say-on-pay vote") requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote "for" this proposal. The vote on Proposal 4 is a non-binding advisory vote.

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    •
    Proposal 5: Amendment of the EIP requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote "for" this proposal.

    •
    Proposal 6: Adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Proposals requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote "for" this proposal.

How Votes Are Counted

              A quorum is required to transact business at our Annual Meeting. Stockholders of record holding shares of Common Stock constituting a majority of the shares issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. As of the close of business on March 3, 2021, the latest practicable date before the filing of this proxy statement, there were 450,156,186 shares of Common Stock issued and outstanding, held by 1,513 holders of record. Thus, the holders of at least 225,078,094 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting to constitute a quorum.

              Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will be considered as represented for purposes of determining a quorum. Abstentions with respect to Proposals 1, 3, 4, 5 and 6 will have the same effect as a vote against such proposals. Because a plurality of the votes cast is required for Proposal 2, abstentions and withheld votes will have no effect on such proposal. Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results.

              Under rules of the NYSE, brokers may not vote on "non-routine" proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as "non-votes." Your bank, broker or other nominee may vote your shares in its discretion on "routine" matters. Proposals 2, 4, 5 and 6 are considered "non-routine," which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. Proposals 1 and 3, however, are considered "routine" items, which means that brokerage firms may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions.

              Although Proposal 4 is a non-binding advisory vote, our Board will review the results and will take them into account in making a determination concerning executive compensation.

Proxy Solicitation

              The Company is soliciting proxies for use at the Annual Meeting by means of the proxy materials. When stockholders vote over the internet, by telephone, or when proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendation of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies' judgment.

              The Company will pay for the Annual Meeting, including the cost of mailing the Notice, paper copies of our proxy materials as requested by stockholders, and any supplemental materials. Directors, officers and employees of the Company may, either in person, by telephone or otherwise, solicit proxies. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. The Company has engaged D.F. King & Co., Inc., to assist in the solicitation of proxies for the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. AMC will pay D.F. King & Co., Inc., a fee of $20,000. AMC will also reimburse D.F. King & Co., Inc., for reasonable out-of-pocket costs and other agreed-upon expenses and will

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indemnify D.F. King & Co., Inc., and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our shares for their reasonable expenses in forwarding the Notice, paper copies of our proxy materials as requested by beneficial owners, and other soliciting materials to the beneficial owners.

              If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.

INTERNET AVAILABILITY OF PROXY MATERIALS

The Proxy Statement and Annual Report are available at www.proxyvote.com and investor.amctheatres.com.

              If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

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DIRECTORS OF THE COMPANY

              Our business and affairs are managed by our Board, which currently consists of the following ten members: Adam M. Aron, Howard W. "Hawk" Koch, Philip Lader, Gary F. Locke, Kathleen M. Pawlus, Anthony J. Saich, Adam J. Sussman, Lee E. Wittlinger, Maojun (John) Zeng, and Lin (Lincoln) Zhang. Mr. Zhang serves as our non-executive Chairperson. Mr. Aron is our Chief Executive Officer ("CEO").

              In July 2020, the stockholders of the Company approved an amendment to our Certificate of Incorporation to declassify our board of directors and have each director elected for a one-year term at each subsequent annual meeting. In December 2020, in connection with discussions with Wanda America Entertainment, Inc., an affiliate of Dalian Wanda Group Co., Ltd, and the holder at the time of approximately 58.8% of the voting power of the Company's outstanding capital stock entitled to vote (the "Majority Stockholder" or "Wanda") regarding the important need for the Company to raise additional capital pursuant to one or more equity offerings, including debt for equity exchanges, and the importance of accessing the equity markets quickly, the Company requested that the Majority Stockholder support such offerings and waive certain rights to have a portion of its shares included in the Company's registration statement for such offerings (known as piggyback registration rights). The Company and the Majority Stockholder discussed the fact that a significant equity raise likely would ultimately result in the mandatory conversion of the Majority Stockholder's Class B common stock to Class A common stock and thus result in the loss of the Majority Stockholder's majority voting control over the Company. The Majority Stockholder agreed that it would support such offerings and waive its registration rights in connection therewith, but requested that the Company classify the Board. As discussed in the Company's definitive Schedule 14C filed with the SEC on December 31, 2020, in order to reclassify the Board, the Board approved by unanimous vote (i) an amendment to the Certificate of Incorporation (which the Majority Stockholder also approved by written consent), and (ii) an amendment to the Company's Bylaws. Pursuant to such amendment, the current members of the Board were placed in three classes as described below. This amendment was effective on January 25, 2021.

              Accordingly, pursuant to our Certificate of Incorporation, our Board is currently divided into three classes. The members of each class serve for a staggered, three-year term. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. The classes are composed as follows:

    •
    Mr. Lader, Mr. Locke, and Mr. Sussman are Class I directors, whose terms will expire at the 2021 annual meeting of stockholders;

    •
    Mr. Aron, Mr. Koch, Ms. Pawlus and Dr. Saich are Class II directors, whose terms will expire at the 2022 annual meeting of stockholders; and

    •
    Mr. Wittlinger, Mr. Zeng, and Mr. Zhang are Class III directors, whose terms will expire at the 2023 annual meeting of stockholders.

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PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE COMPANY'S THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

Proposed Amendment

              We are submitting for stockholder approval an amendment to the Certificate of Incorporation to increase the total number of shares of Common Stock (par value $0.01 per share) the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Common Stock (the "Certificate of Amendment"). The text of the Certificate of Amendment is set forth in substantially the form of Appendix A and this description is qualified by the full text of the Certificate of Amendment. If this proposal is approved, the Certificate of Amendment will become effective upon filing with the Secretary of State of Delaware, which is expected to occur promptly following the stockholder vote.

Background and Reason for the Recommendation

              On January 27, 2021, the Board approved a proposal to amend our Certificate of Incorporation to increase the total number of shares of Common Stock the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Common Stock. As of the close of business on March 3, 2021, the latest practicable date before the filing of this proxy statement, there were 450,156,186 shares of our Common Stock issued and outstanding and 10,920,763 shares of Common Stock reserved for issuance under the EIP. Accordingly, 63,096,124 shares (including 3,732,625 treasury shares) of the total number of shares of Common Stock currently authorized remain available for issuance or may be reserved for issuance prior to any amendment to increase the authorized shares of Common Stock.

              As a result of the retirement of our Class B common stock pursuant to a Certificate of Retirement filed with the Secretary of State of the State of Delaware on February 24, 2021, our Certificate of Incorporation currently authorizes the issuance of up to 574,173,073 shares of capital stock, consisting of (i) 524,173,073 shares of Common Stock and (ii) 50,000,000 shares of preferred stock.

              The Board believes it is in the best interest of the Company to increase the number of authorized shares of our capital stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, the offer and sale of Common Stock in one or more public offerings or private placements, the grant of Common Stock or warrants, options or other convertible securities in one or more strategic transactions, stock dividends, grants under equity compensation plans, stock splits and other general corporate transactions. The Board believes that additional authorized shares of capital stock will enable the Company to take timely advantage of market conditions and favorable financing and other opportunities that may become available to the Company. The authorized but unissued shares will only be issued at the direction of the Board, and if required by applicable law or regulation of the NYSE, upon separate stockholder approval.

Rights of Additional Authorized Shares

              Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Certificate of Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Certificate of Amendment

              Adoption of the Certificate of Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company's existing stockholders. However, any future issuance of additional authorized shares of our Common Stock, at the future direction of the Board (and generally without the requirement of stockholder approval, unless

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specifically required by applicable law or NYSE regulation) may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time such additional shares are issued.

              In addition to the general corporate purposes mentioned above, and as further described below, an increase in the number of authorized shares of Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Potential Anti-Takeover Effects

              The Certificate of Amendment could adversely affect the ability of third parties to effect a takeover or a change in control by, for example, permitting issuances that would dilute the ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction that the Board determines is not in our best interests or in the best interests of our stockholders. The Board's ability to issue substantial amounts of Common Stock (generally without the need for stockholder approval, except as may be required by law or NYSE regulation), upon such terms and conditions as our Board may determine, may, among other things, be used to create voting impediments with respect to a change in control or to dilute the stock ownership of stockholders seeking to obtain control of the Company. The issuance of Common Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. Our Board, however, does not intend or view the Certificate of Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future and is not aware of any attempt or plan to obtain control of the Company.

Appraisal Rights

              Pursuant to the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the Certificate of Amendment.

Effectiveness of the Certificate of Amendment

              If the Certificate of Amendment is adopted, it will become effective upon the filing of the Certificate of Amendment substantially in the form of Appendix A with the Secretary of State of the State of Delaware.

              The Board recommends a vote "FOR" the Certificate of Amendment.

9

PROPOSAL 2 ELECTION OF DIRECTORS

              At the Annual Meeting stockholders will vote to elect three individuals to be elected as Class I directors to hold a three-year term of office from the date of their election until the Company's 2024 annual meeting and until their successors are duly elected and qualified. Under Proposal, No. 2, the three nominees for election as Class I directors are: Mr. Lader, Mr. Locke, and Mr. Sussman.

              The Nominating and Corporate Governance Committee and the Board believe that the nominees under Proposal 2 have the requisite qualifications to oversee our business. Set forth below you will find certain information for each of the directors, which we believe evidences the directors' qualifications to serve on the Board.

              The Board recommends a vote "FOR" each of the nominees.

              Each of the biographies of the nominees for election as directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board to determine that the person should be nominated for election as a director at the Annual Meeting. The following information is as of March 5, 2021.

Nominees for Election as Class I Directors—Terms Expiring 2024

Mr. Philip Lader

Mr. Philip Lader, 74, has served as a director of the Company since June 2019. Mr. Lader is a Senior Advisor to Morgan Stanley Institutional Securities and Palantir Technologies, as well as a partner emeritus with the law firm of Nelson Mullins Riley & Scarborough LLP. He is also the former U.S. Ambassador to the Court of St. James's and Chairperson of WPP plc. Mr. Lader served in President Clinton's Cabinet and as Administrator of the US Small Business Administration, White House Deputy Chief of Staff, Assistant to the President, and Deputy Director of the Office of Management & Budget. Previously, he was Executive Vice President of Sir James Goldsmith's US holdings and President of Sea Pines Company, universities in South Carolina and Australia, and Business Executives for National Security. Also, he is currently a trustee and Investment Committee Chairperson of RAND Corporation and several foundations, as well as a member of the boards of several privately-held companies, the investment committees of Morgan Stanley's Global Infrastructure and Real Estate Funds, and the Council on Foreign Relations. He currently or has previously served on the boards of Lloyds of London, Marathon Oil, AES, WPP plc, Songbird (Canary Wharf), Rusal Corporations, the British Museum, American Red Cross, Smithsonian Museum of American History, St. Paul's Cathedral Foundation, Atlantic Council, and several banks and universities. He is partner emeritus in the Nelson Mullins law firm and the founder and co-host of Renaissance Weekends. Mr. Lader's education includes Duke, Michigan, Oxford and Harvard Law School, and he has been awarded honorary doctorates by 14 universities. An Honorary Fellow of Oxford University's Pembroke College and London Business School and Honorary Bencher of Middle Temple (British Inns of Court), he was awarded the Benjamin Franklin Medal by The Royal Society for Arts, Manufactures & Commerce for his contributions to trans-Atlantic relations. Mr. Lader brings vast experience in business, government and law to the Board.

Mr. Gary F. Locke

Mr. Gary F. Locke, 71, has served as a director of the Company since February 2016. Mr. Locke is currently a trade consultant and owner of Locke Global Strategies, LLC since 2014. Mr. Locke has also served as the interim President of Bellevue College since June of 2020. Mr. Locke was the first Chinese American to be elected as a U.S. Governor when the voters of Washington elected him in 1996 and re-elected him in 2000. During his administration, he strengthened economic ties between China and Washington State. Mr. Locke then served as U.S. Commerce Secretary from 2009-2011, where he led the effort to implement President Obama's National Export Initiative to double American exports in five years. He then became America's 10th Ambassador to China, serving from 2011-2014, and during his service he opened markets for made-in-USA goods and services and reduced wait times for visa interviews of Chinese applicants from 100 days to three days. Mr. Locke is a member

10

of the board of directors of Fortinet, Inc., nLight, Inc., and Port Blakely Tree Farms. He attended Yale University, graduating with a bachelor's degree in political science and received his law degree from Boston University. Mr. Locke brings to the Board a global and valuable business perspective due to his extensive role in politics and experience as an Ambassador to China.

Mr. Adam J. Sussman

Mr. Adam J. Sussman, 49, has served as a director of the Company since May 2019. Mr. Sussman has served as President of Epic Games, Inc. since January 2020. Prior to that, from 2017 until 2020, Mr. Sussman was appointed as Nike, Inc.'s first-ever Chief Digital Officer, was previously head of Nike's Global Strategy and Corporate Development and served as the VP/GM Direct Digital and Geographies. He was responsible for building Nike's portfolio of world-class digital consumer experiences and innovations and transforming retail for the world's leading sports brand. He managed Nike's digital teams globally and Nike's direct-to-consumer GM's across the four key operating geographies of the company. Prior to Nike, Mr. Sussman was Senior Vice President of Global Publishing at Zynga responsible for marketing, sales, growth and digital products. He also served as Senior Vice President of Publishing at Disney, building the global team that managed gaming properties across all media platforms around the world. At Electronic Arts, he was Vice President of Worldwide Publishing, leading the team that established EA Mobile as the #1 publisher on the Apple App store. Mr. Sussman started his career as a creative executive at Hearst Entertainment, a division of the Hearst Corporation. Mr. Sussman holds a BA from Harvard College and an MBA from Harvard University Graduate School of Business Administration. Mr. Sussman brings valuable experience as president of large company and in marketing, information technology and digital platforms to the Board.

Continuing Class II Directors—Terms Expiring 2022

Mr. Adam M. Aron

Mr. Adam M. Aron, 66, has served as Chief Executive Officer, President and a director of the Company since January 2016. From February 2015 to December 2015, Mr. Aron was Chief Executive Officer of Starwood Hotels and Resorts Worldwide, Inc. and served on the board from 2006 to 2015. Since 2006, Mr. Aron has served as Chairperson and Chief Executive Officer of World Leisure Partners, Inc., a personal consultancy for matters related to travel and tourism, high-end real estate development, and professional sports, that he founded. Mr. Aron served as Chief Executive Officer and Co-Owner of the Philadelphia 76ers from 2011 to 2013, and remains an investor. From 2006 to 2015, Mr. Aron served as Senior Operating Partner of Apollo Management L.P., compensation for which ran through March of 2017. Mr. Aron currently serves on the board of directors of Norwegian Cruise Line Holdings, Ltd. and HBSE, which owns the NHL's New Jersey Devils and the NBA's Philadelphia 76ers. Mr. Aron served on the board of directors of Prestige Cruise Holdings, Inc. from 2007 to 2014. Mr. Aron received a Master's of Business Administration degree with distinction from the Harvard Business School and a Bachelor of Arts degree cum laude from Harvard College. Mr. Aron brings to the Board significant business and executive leadership experience, including valuable insight into consumer services. He has more than 25 years of experience as a Chief Executive Officer, more than 25 years of experience as a corporate director, and more than 35 years of consumer-engagement experience.

Mr. Howard W. "Hawk" Koch

Mr. Howard W. "Hawk" Koch, Jr., 75, has served as a director of the Company since October 2014. Mr. Koch is a veteran movie producer and principal at The Koch Company, the former president of the Academy of Motion Picture Arts and Sciences ("AMPAS"), and Recording Secretary and former President of the Producers Guild of America. Mr. Koch served on the Board of Directors of the Motion Picture & Television Fund from 2005 until 2020 and the National Film Preservation Foundation. Mr. Koch previously served on the Board of Governors of AMPAS from 2004 to 2013 and the Board of Directors of the Producers Guild of America from 1999 to 2020. Mr. Koch has been intimately involved with the making of over 60 major motion pictures, among them such films as "Source Code", "Fracture", "Primal Fear", "Marathon Man," "Chinatown," "Wayne's World," "Peggy Sue Got Married," "The Idolmaker," "Heaven Can Wait," "The Way We Were" and "Rosemary's Baby." Mr. Koch continues to develop and produce movies. Mr. Koch has over 50 years of experience in the motion picture industry and provides our Board with a unique insight into the production of movies that are exhibited on our screens.

11

Ms. Kathleen M. Pawlus

Ms. Kathleen M. Pawlus, 60, has served as a director of the Company since December 2014. Ms. Pawlus, a retired partner of Ernst and Young, LLP ("EY"), served as the Global Assurance Chief Financial Officer and Chief Operating Officer from 2012 to 2014. EY's Assurance practice is the largest of EY's four service lines and includes its Audit Practice, Fraud, Investigation and Dispute Services Practice, Climate Change and Sustainability Services Practice and its Financial Accounting Advisory Services Practice. Prior to this, from 2006 to 2012, Ms. Pawlus served as EY's Americas Vice Chairperson and Chief Financial Officer, Global PBFA Function Leader and US Firm Vice Chairperson and Chief Financial Officer responsible for finance, IT operations, treasury, purchasing and facilities. Ms. Pawlus served on EY's U.S. Executive Board from 2006 to 2012. Ms. Pawlus earned her Bachelor of Science degree from Indiana University and is a Certified Public Accountant. Ms. Pawlus brings to the Board extensive financial, accounting, operational and management experience in various capacities with more than 30 years of experience.

Dr. Anthony J. Saich

Dr. Anthony J. Saich, 67, has served as a director of the Company since August 2012. Since July 2008, Dr. Saich has served as the Director of the Ash Center for Democratic Governance and Innovation and Daewoo Professor of International Affairs at Harvard University. In his capacity as Ash Center Director, Dr. Saich also serves as the director of the Rajawali Foundation Institute for Asia and the faculty chairperson of the China Public Policy Program, the Asia Energy Leaders Program and the Leadership Transformation in Indonesia Program. He oversees the School's work in Vietnam as well as Myanmar, and the Ash Center's programs on democratic governance and local government innovation. Dr. Saich also serves as a member of International Bridges to Justice and as the U.S. Secretary-General of the China United States Strategic Philanthropy Network. Dr. Saich sits on the executive committees of the John King Fairbank Center for Chinese Studies and the Asia Center, both at Harvard University, and serves as the Harvard representative of the Kennedy Memorial Trust. Dr. Saich holds a bachelor's degree in politics and geography from the University of Newcastle, United Kingdom, a master's degree in politics with special reference to China from the School of Oriental and African Studies, London University, and has a Ph.D. from the Faculty of Letters, University of Leiden, the Netherlands. Dr. Saich has over 40 years of experience in international affairs and will provide valuable international insights to the Company.

Continuing Class III Directors—Terms Expiring 2023

Mr. Lee E. Wittlinger

Mr. Lee E. Wittlinger, 37, has served as a director of the Company since September 2018. Mr. Wittlinger is a Managing Director of Silver Lake Group, L.L.C. ("Silver Lake"), which he joined in 2007. Mr. Wittlinger currently serves as a director on the boards of GoDaddy Inc. ("GoDaddy"), WPEngine, Inc., and Oak View Group, LLC. Mr. Wittlinger previously served as a director of Vantage Data Centers Management Company, LLC and Cast & Crew Entertainment Services LLC ("Cast & Crew"), and as a member of GoDaddy's and Cast & Crew's audit committees. Prior to Silver Lake, Mr. Wittlinger worked as an investment banker in the Technology, Media and Telecommunications Group at Goldman, Sachs & Co., where he focused on mergers and acquisitions and financing transactions in the technology industry. Mr. Wittlinger graduated summa cum laude from The Wharton School of the University of Pennsylvania, where he received a B.S. in Economics, with dual concentrations in Finance and Accounting. Mr. Wittlinger brings extensive financial and banking expertise to the Company. See "Related Party Transactions" for details of Mr. Wittlinger's appointment.

Mr. Maojun (John) Zeng

Mr. Maojun (John) Zeng, 49, has served as a director of the Company since February 2016 and served as Chairperson from March 2018 until December 2019. Mr. Zeng has served as the President of Wanda Film Holding Co., Ltd. (formerly known as Wanda Cinema Line Corporation), a subsidiary of Wanda group, since June 29, 2015, and has served as a member of its Board

12

of Directors since January 22, 2015. Mr. Zeng has also served as Senior Vice President of Wanda Cultural Industries Group since October 13, 2016, as well as previously held positions of Vice President, Senior Assistant to the President and Assistant to the President. Mr. Zeng has held other positions within the Wanda group and its subsidiaries. Mr. Zeng holds an undergraduate degree and a master's degree in business administration from Renmin University of China. Mr. Zeng has experience serving in an executive leadership role at a major theatrical exhibition company in China and brings to the Board valuable theatrical exhibition knowledge.

Mr. Lin (Lincoln) Zhang

Mr. Lin (Lincoln) Zhang, 48, has served as a director of the Company and Chairperson since December 2019. Mr. Zhang previously served as a director of the Company and Chairperson from August 2012 until March 2018. Mr. Zhang has served as President of Wanda Investment Group since October 2020, was President of Wanda Properties Group from July 2020 until October 2020, and was President of Wanda Cultural Industries Group from December 2012 until July 2020. Mr. Zhang is currently on the board of directors of Wanda Group and was Chairperson of Wanda Film Holding Co., Ltd. from November 2006 until December 2020. Mr. Zhang joined Wanda Group in 2000 and has served in various positions, including General Manager of Wanda Group project companies in Nanjing, Shenyang and Chengdu, and CFO and Vice President of Wanda Group. Mr. Zhang served as the Chairperson of Wanda Sports Group Company Limited from November 2018 until July 2020, a non-executive director of Wanda Hotel Development Co. Ltd since November 2017, the chairperson of World Triathlon Corporation from November 2015 until July 2020, and the chairperson of the board of Infront Holding AG from July 2015 until September 2020. He also served as a non-executive director of Dalian Wanda Commercial from December 2009 to January 2016. Mr. Zhang graduated with a bachelor's degree in accounting from Dongbei University of Finance and Economics and obtained an MBA degree from the Guanghua School of Management at Peking University. Mr. Zhang has significant experience in financial and operational management with large companies, with particular focus on corporate strategy and investment, which makes him well-positioned to serve as a director of the Company.

13

CORPORATE GOVERNANCE

Corporate Governance Guidelines

              Our Corporate Governance Guidelines and Principles reflect the principles by which the Board operates and sets forth director qualification standards, responsibilities, compensation, evaluation, orientation and continuing education, board committee structure, chief executive officer performance review, management succession planning and other policies for the governance of the Company. A copy of the Corporate Governance Guidelines and Principles is available on our website at www.amctheatres.com under "Investor Relations"—"Governance"—"Governance Documents".

Risk Oversight

              The Board executes its oversight responsibility for risk management directly and through its committees, as follows:

              The Audit Committee has primary oversight responsibility with respect to the Company's annual enterprise risk management analysis, including financial and accounting risks. The Audit Committee discusses with management the Company's significant financial and non-financial risk exposures and the Company's risk assessment and risk management policies. Management provides to the Audit Committee periodic assessments of the Company's risk management processes and systems of internal control. The Chairperson of the Audit Committee reports to the full Board regarding material risks as deemed appropriate.

              The Board's other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Board is kept abreast of its committees' risk oversight and other activities via reports of the committee chairpersons to the full Board. These reports are presented at every regular Board meeting and include discussions of committee agenda topics, including matters involving risk oversight.

              The Board, together with its committees, considers specific risk topics, including risks associated with our annual operating plan, our capital structure, information systems, privacy, and other cyber security risks. In addition, the Board receives reports from the members of our senior leadership team that include discussions of the risks and exposures involved in their respective areas of responsibility. Further, the Board is informed of developments that could affect our risk profile or other aspects of our business.

Compensation Policies and Practices as They Relate to Risk Management

              The Compensation Committee has reviewed and discussed the concept of risk as it relates to the Company's compensation policies and it does not believe the Company's compensation policies or practices create or encourage the taking of excessive risks that are reasonably likely to have a material adverse effect on the Company. Below are some of the highlights of the Company's compensation programs that mitigate risks associated with compensation:

    •
    Compensation is comprised of a combination of base salary, annual cash incentive, and long-term equity incentive awards;

    •
    While annual cash incentives are available for all full-time employees, only senior officers receive equity awards;

    •
    Equity compensation vesting is multi-year service based and performance based with overlapping performance periods; and

    •
    Maximum payout for cash and equity incentives is 200% of the value at target.

The Compensation Committee has identified no material risks in the compensation programs for 2020.

14

Business Conduct and Ethics

              We have a Code of Business Conduct and Ethics that applies to all of our associates, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Business Conduct and Ethics, which addresses the subject areas covered by the SEC's rules, may be obtained free of charge through our website: www.amctheatres.com under "Investor Relations"—"Governance"—"Governance Documents". Any amendment to, or waiver from, any provision of the Code of Business Conduct and Ethics required to be disclosed with respect to any senior executive or financial officer shall be posted on this website.

Board and Committee Information

              The Board held 19 meetings during the year ended December 31, 2020. Each director attended at least 75% of the total combined meetings held by the Board plus the meetings held by the committees of the Board on which such director served, except for Mr. Zeng and Mr. Zhang.

Communications with the Board

              Our stockholders and other interested parties may communicate to our Board, its committees or our non-management directors as a group, by writing to the Secretary of AMC Entertainment Holdings, Inc. at One AMC Way, 11500 Ash Street, Leawood, KS 66211. Stockholders and other interested parties should indicate that their correspondence is intended to be communicated to the Board.

Director Independence

              Until December 23, 2020, we availed ourselves of the "controlled company" exception under the rules of the NYSE, which permits a listed company of which more than 50% of the voting power for election of directors is held by an individual, a group or another company to not comply with certain of the NYSE's governance requirements. As a result of losing "controlled company" status, we will be required to have a majority of independent directors on our Board by no later than December 23, 2021. We currently have five independent directors: Mr. Lader, Ms. Pawlus, Dr. Saich, Mr. Sussman, and Mr. Wittlinger, as determined by our Board in accordance with NYSE rules. The remaining members of the Board, Mr. Aron, Mr. Koch, Mr. Locke, Mr. Zeng, and Mr. Zhang, are not independent under the NYSE rules or within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act").

              Our Board has determined that Dr. Saich, Ms. Pawlus, and Mr. Wittlinger are independent in accordance with NYSE rules and within the meaning of the Exchange Act for purposes of serving on our Audit Committee. As a result of losing "controlled company" status, we are required to have a Compensation Committee and Nominating and Corporate Governance Committee with at least one independent member currently and a majority of independent members by no later than March 23, 2021. Both the Compensation Committee and the Nominating and Corporate Governance Committee must be fully independent by no later than December 23, 2021. The Compensation Committee is currently composed of three directors, one of whom is independent. The Nominating and Corporate Governance Committee is composed of five directors, three of whom are independent. Committee memberships will be adjusted as necessary prior to the relevant dates.

Board Leadership Structure

              Under our current leadership structure, the roles of Chairperson of the Board and Chief Executive Officer are held by different individuals. Mr. Zhang serves as our non-executive Chairperson of the Board and Mr. Aron serves as our Chief Executive Officer. At this time, our Board believes that this structure is best for the Company as it allows our Chairperson to oversee board matters and assist the Chief Executive Officer with strategic initiatives, while enabling our Chief Executive Officer to develop and implement the strategic direction of the Company. Our Chairperson is not considered independent under the NYSE rules.

15

Executive Sessions

              Our non-management directors meet in an executive session, without members of management present, no less than once per year in accordance with the NYSE rules. Our Board Chairperson or his designee presides over these executive sessions.

Attendance at Annual Meetings

              We encourage our directors to attend our Annual Meeting of Stockholders, absent unusual circumstances. Eight directors attended the 2020 Annual Meeting of Stockholders, constituting all then-serving directors except Mr. Zeng and Mr. Zhang.

Committees

              Our Board has established three standing committees. The standing committees consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The standing committees are comprised of directors as provided in the table below:

Board Member	Audit(1)	Compensation	Nominating and Corporate Governance

Adam M. Aron
Howard W. "Hawk" Koch, Jr.		Member	Member
Philip Lader			Member
Gary F. Locke			Member
Kathleen M. Pawlus	Chairperson
Adam J. Sussman
Anthony J. Saich	Member		Chairperson
Lee E. Wittlinger	Member	Chairperson	Member
John Zeng		Member
Lin Zhang
Meetings Held in 2020	7	3	3

(1)
Our Audit Committee is comprised of three independent members, all of whom are financially literate as defined in the NYSE rules.

              Each of our standing committees, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, operates under a charter, which is available on our website at www.amctheatres.com under "Investor Relations"—"Governance"—"Governance Documents". The functions performed by each of the standing committees of the Board are briefly described below.

Audit Committee

              Our Audit Committee consists of Ms. Pawlus, Dr. Saich and Mr. Wittlinger. The Board has determined that Ms. Pawlus and Mr. Wittlinger qualify as Audit Committee financial experts as defined in Item 407(d)(5) of Regulation S-K and that each member of our Audit Committee is financially literate as defined in the NYSE rules and is independent within the meaning of Rule 10A-3 of the Exchange Act and the NYSE rules.

              The principal duties and responsibilities of our Audit Committee are as follows:

    •
    to oversee our financial reporting process and internal control system;

    •
    to appoint and replace our independent registered public accounting firm from time to time, determine their compensation and other terms of engagement, oversee their work and perform an annual evaluation;

16

    •
    to oversee the performance of our internal audit function; and

    •
    to oversee our compliance with legal, ethical and regulatory matters.

              The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Compensation Committee

              Our Compensation Committee consists of Mr. Koch, Mr. Wittlinger and Mr. Zeng. As a result of losing "controlled company" status, we are required to have a Compensation Committee with at least one independent member currently and a majority of independent members by no later than March 23, 2021. The Compensation Committee must be fully independent by no later than December 23, 2021. Mr. Wittlinger is independent in accordance with the NSYE rules. The principal duties and responsibilities of our Compensation Committee are as follows:

    •
    to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and non-employee directors and disclosure relating to these matters;

    •
    to review and approve the compensation of our CEO and our other executive officers; and

    •
    to provide oversight concerning the compensation of our CEO, succession planning, performance of our CEO and compensation related matters.

              The Compensation Committee may delegate to management administration of incentive compensation plans for non-executive officers. The Compensation Committee engaged and retained Aon Hewitt ("Aon"), as an independent executive compensation consultant, to provide advice on 2020 compensation matters. During 2020, Aon provided advice on executive and director compensation programs, executive and director market pay analysis, compensation peer group, CEO pay recommendations and drafting of the Compensation, Discussion and Analysis disclosures contained in the Company's Proxy Statement. The Compensation Committee reviewed the nature of its relationship with Aon and determined that there were no conflicts of interest with respect to Aon's independence.

Nominating and Corporate Governance Committee

              Our Nominating and Corporate Governance Committee consists of Mr. Koch, Mr. Lader, Mr. Locke, Dr. Saich and Mr. Wittlinger. As a result of losing "controlled company" status, we are required to have a Nominating and Corporate Governance Committee with at least one independent member currently and a majority of independent members by no later than March 23, 2021. The Nominating and Corporate Governance Committee must be fully independent by no later than December 23, 2021. Each of Mr. Lader, Dr. Saich and Mr. Wittlinger is independent in accordance with the NSYE rules. The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:

    •
    to establish criteria for board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on committees of the Board; and

    •
    to make recommendations to our Board regarding board governance matters and practices.

              The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, strategy, risk, technical expertise, policy-making, etc.).

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              The Board has not adopted a formal diversity policy and pursuant to the Company's Corporate Governance Guidelines and Principles, the Board broadly construes diversity to mean diverse background, education, skills, age, expertise with a proven record of accomplishment and the ability to work well with others. The Nominating and Corporate Governance Committee does not assign specific weight to any particular factor but in selecting members for open Board positions, the Board takes into account such factors as it deems appropriate, which may include the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board and the need for financial or other specialized expertise. The Board seeks to achieve a mix of members whose experience and backgrounds are relevant to the Company's strategic priorities and the scope and complexity of the Company's business. Overall, each of our Board members is committed to the growth of the Company for the benefit of the stockholders, contributes new ideas in a productive and congenial manner and regularly attends board meetings.

              The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Stockholders may submit recommendations by providing the person's name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at: Company Secretary, One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 or by emailing: KConnor@amctheatres.com. Invitations to serve as a nominee are extended by the Board itself via the Chairperson and the Chairperson of the Nominating and Corporate Governance Committee.

Compensation Committee Interlocks and Insider Participation

              Our Compensation Committee consists of Mr. Koch, Mr. Wittlinger and Mr. Zeng. During the period January 1, 2020 through December 31, 2020, no member of the Compensation Committee had a relationship required to be described under the SEC rules relating to disclosure of related person transactions (other than as described below in "Related Person Transactions" with respect to agreements with Wanda and Silver Lake) and none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

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DIRECTOR COMPENSATION

              The following section presents information regarding the compensation paid during the year ended December 31, 2020 to members of our Board who were not employees of Wanda or the Company ("non-employee directors"). The other members of our Board do not receive any compensation from the Company. We reimburse all directors for any out-of-pocket expenses incurred by them in connection with their services provided in such capacity.

Non-Employee Director Compensation

              In order to attract and retain qualified non-employee directors, the Company adopted a Non-Employee Director Compensation Plan, effective January 1, 2019, pursuant to which non-employee directors are compensated for their service to the Company. Each non-employee director receives the following annual compensation for services as a Board member:

    a)
    an annual cash retainer of $150,000;

    b)
    annual stock award with a value of $70,000. Stock awards are made pursuant to the EIP, are fully vested at the date of grant, and are issued on the same date annual grants are made to senior management. Directors may elect to receive all or a portion of their cash retainer in stock. Stock awards must be retained until the earlier to occur of the third anniversary of the grant date or the director's departure from the Board. Unless otherwise specified by the Board, the number of shares awarded to each non-employee director is determined by dividing the value of the award by the average closing price of the stock for the five trading days prior to the date of the stock award; and

    c)
    an annual cash retainer for non-employee directors who serve on a committee as follows:

Committee	Chairperson	Member

Audit	$30,000	$10,000
Compensation	15,000	10,000
Nominating and Corporate Governance	15,000	10,000

Director Compensation Table

              The following table presents information regarding the compensation of our non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total

Lloyd Hill(3)	$97,500	$85,161	$182,661
Howard W. "Hawk" Koch, Jr.	157,500	66,237	223,737
Philip Lader(4)(5)	185,000	66,237	251,237
Gary F. Locke(5)	167,500	66,237	233,737
Kathleen M. Pawlus	167,500	66,237	233,737
Anthony J. Saich	162,500	66,237	228,737
Adam J. Sussman(4)	155,000	66,237	221,237
Lee E. Wittlinger(6)	—	—	—

(1)
Includes the annual cash retainer for services as a board member, the annual cash retainer for services as a member of a committee, and the annual cash retainer for services as a chairperson of a committee. In response to the COVID-19 pandemic and its impact on the Company, all non-employee directors agreed to forego 20% of all cash retainers payable from April 1 through July 31, 2020.

(2)
Represents the aggregate grant date fair values, as computed in accordance with Financial Accounting Standards Board's Accounting Standard Codification ("ASC") Topic 718, Compensation—Stock Compensation,

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  calculated based upon the closing price of the Company's Common Stock on February 28, 2020 of $6.26 per share for Mr. Hill, Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Dr. Saich, and Mr. Sussman.

(3)
Mr. Hill elected to receive a portion of his annual cash retainer in the form of stock. Mr. Hill retired from the Board effective July 29, 2020.

(4)
Members of the special litigation committee established to investigate and evaluate certain derivative claims received a $17,500 cash fee for their service.

(5)
Members of the transaction committee established to review, analyze, negotiate and recommend certain transactions involving the Company's outstanding debt received a $20,000 cash fee for their service.

(6)
Mr. Wittlinger has waived payment of any fees for his services as a board member.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

              The following table sets forth certain information regarding beneficial ownership of our Common Stock outstanding as of March 3, 2021, with respect to:

    •
    each person or group of affiliated persons known by us to own beneficially more than 5% of any class of the outstanding shares of Common Stock, together with their addresses;

    •
    each of our directors, director nominees and our Named Executive Officers ("NEOs"); and

    •
    all directors and executive officers as a group.

              The address for each of our directors, director nominees and NEOs is c/o AMC Entertainment Holdings, Inc., One AMC Way, 11500 Ash Street, Leawood, Kansas 66211. Each person has sole voting and dispositive power over shares held by them, except as described below.

NAME	Common Stock Number	%

5% Beneficial Owners:
Wanda America Entertainment, Inc., a wholly-owned indirect subsidiary of Dalian Wanda Group Co., Ltd.(1)	44,042,724	9.8%
Directors, Director Nominees and Named Executive Officers:
Adam M. Aron	1,258,747	*
Sean D. Goodman	202,109	*
Craig R. Ramsey(2)	—	—
John D. McDonald	181,239	*
Elizabeth Frank	213,780	*
Stephen A. Colanero	208,879	*
Howard W. "Hawk" Koch., Jr.	28,571	*
Philip Lader	14,246	*
Gary F. Locke	36,136	*
Kathleen M. Pawlus	29,874	*
Anthony J. Saich	25,709	*
Adam J. Sussman	13,677	*
Lee E. Wittlinger	—	—
John Zeng(3)	—	—
Lin Zhang(3)	—	—
All directors and executive officers as a group (18 persons)(4)	2,629,360	*

*
Less than 1%

(1)
Based on Company records and information provided by Wanda.

(2)
Mr. Ramsey retired effective February 28, 2020, and is no longer a reporting person of the Company, so his beneficial ownership is not publicly available.

(3)
Does not include shares of Common Stock held by Wanda. Mr. Zeng and Mr. Zhang are employees of Dalian Wanda Group Co., Ltd., an affiliate of Wanda America Entertainment, Inc. They do not have the power to dispose or vote any of our capital stock held by Wanda America Entertainment, Inc. Wanda America Entertainment, Inc.'s ownership of our Common Stock is set forth in the table.

(4)
Includes 416,393 shares of Common Stock beneficially held by executive officers not named in the table.

21

DELINQUENT SECTION 16(A) REPORTS

              Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and holders of greater than 10% of our Common Stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

              To our knowledge, based solely upon a review of the copies of such reports filed electronically with the SEC and/or written representations that no other reports were required to be filed during 2020, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were satisfied timely, except for one late Form 4 for each executive officer with respect to one transaction.

22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures with Respect to Related Transactions

              The Board has adopted the AMC Entertainment Holdings, Inc. Policy on Transactions with Related Persons as our policy for the review, approval or ratification of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is, or will be a participant, and one of the Company's executive officers, directors, director nominees, 5% stockholders (or the immediate family or household members of any of the foregoing) or any firm, corporation or other entity in which any of the foregoing persons controls, is employed by, or has a material ownership interest (each, a "Related Person") has a direct or indirect material interest.

              This policy is administered by the Audit Committee. As appropriate for the circumstances, the Audit Committee will review and consider relevant facts and circumstances in determining whether to approve or ratify such transaction. Our policy includes certain factors that the Audit Committee takes into consideration when determining whether to approve a related person transaction as follows:

    •
    the position within or relationship of the related person with the Company;

    •
    the materiality of the transaction to the related person and the Company, including the dollar value of the transaction, without regard to profit or loss;

    •
    the business purpose for and reasonableness of the transaction (including the anticipated profit or loss from the transaction), taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;

    •
    whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons;

    •
    whether the transaction is in the ordinary course of the Company's business and was proposed and considered in the ordinary course of business; and

    •
    the effect of the transaction on the Company's business and operations, including on the Company's internal control over financial reporting and system of disclosure controls and procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

Related Person Transactions

Management Stockholders Agreement

              On the closing of the merger with Wanda on August 30, 2012 ("Merger"), the Company and Wanda entered into a management stockholders agreement (the "Management Stockholders Agreement") with members of management, including certain of our NEOs. The Management Stockholders Agreement was amended in connection with our initial public offering (the "IPO"), and it continued in effect following the completion of the IPO, although the occurrence of the IPO caused certain provisions of the agreement to cease to be in effect.

              Piggyback Registration Rights.    Subject to specified limitations, all management members have unlimited piggyback registration rights. The Company has agreed to pay all registration expenses relating to these registrations.

              The Management Stockholders Agreement was terminated by mutual agreement of the parties effective September 23, 2020.

23

Registration Rights Agreement

              In connection with the IPO, we entered into a registration rights agreement with Wanda (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to use its best efforts to effect registered offerings upon request from Wanda and to grant incidental or "piggyback" registration rights with respect to any Common Stock held by Wanda (including Common Stock held by Wanda upon conversion of Class B common stock of the Company held by Wanda).

              The obligation to effect any demand for registration by Wanda is subject to certain conditions, including limitations on the number of demand registrations and limitations on the minimum value of securities to be registered. In connection with any registration effected pursuant to the terms of the Registration Rights Agreement, we will be required to pay for all of the fees and expenses incurred in connection with such registration, including registration fees, filing fees and printing fees. However, the underwriting discounts and selling commissions payable in respect of registrable securities included in any registration are to be paid by Wanda. We have also agreed to indemnify the holders of registrable securities against all claims, losses, damages and liabilities with respect to each registration effected pursuant to the Registration Rights Agreement.

Tax Sharing Agreement

              In connection with the IPO, we entered into a tax agreement with a U.S. subsidiary of Wanda. Pursuant to the tax agreement, for any period that we were members of any consolidated or other tax group of which the Wanda subsidiary was the common parent, we will pay the group's tax liabilities attributable to our activities up to the amount that would be payable by us if the Company was the common parent of the consolidated or other tax group and, in addition, we will have the right to control the filing of tax returns, audits and other tax matters of any such consolidated or other tax group.

Wanda Receivables

              As of December 31, 2020, the Company recorded a receivable due from Wanda of $680,388 for reimbursement of general administrative and other expense incurred on behalf of Wanda.

Silver Lake Notes

              On September 14, 2018, the Company entered into an investment agreement (the "Investment Agreement") with Silver Lake Alpine, L.P., an affiliate of Silver Lake, relating to the issuance to Silver Lake (or its designated affiliates) of $600 million principal amount of 2.95% convertible senior unsecured notes due 2024 (the "Notes") for a purchase price equal to 100% of the principal amount, subject to certain adjustments for expense reimbursement. On July 31, 2020, the Investment Agreement was amended and restated along with the indenture governing the Notes to extend the maturity date to May 1, 2026, and to grant the holders a first-priority lien on substantially all of the Company's tangible and intangible assets to secure the Notes.

              Upon conversion by a holder thereof, the Company was to deliver at its election, either cash, shares of the Common Stock or a combination of cash and shares of the Common Stock. The original conversion rate was 52.7704 per $1,000 principal amount of the Notes (which represented an initial conversion price of $20.50 per share minus the $1.55 per share dividend declared by the Board on September 14, 2018). In the event that the conversion price was greater than 120% of the average of the volume-weighted average price of the Common Stock for the period of ten consecutive trading days ending on September 14, 2020 (the "Reset Conversion Price"), the conversion price for the Notes would be adjusted downward to such Reset Conversion Price. However, the conversion price reset provision was subject to a conversion price floor such that the shares issuable upon conversion of all of the Notes would not exceed 30% of the Company's then outstanding fully-diluted share capital. The volume-weighted average price of the Common Stock for the ten consecutive trading days ending on September 14, 2020 was $6.55 and, as a result, the conversion price reset provision was triggered. Effective September 14, 2020, the conversion rate was adjusted to 74.0381 per $1,000 principal amount of the notes (representing an adjusted conversion price of $13.51 after giving effect the conversion price floor). The conversion price reset provision was only applicable at September 14, 2020 and any further adjustments to the conversion price would be due to customary anti-dilution adjustments as set forth in the indenture governing the Notes.

24

              On January 27, 2021, the holders elected to convert all of the Notes and on January 29, 2021, the Company issued 44,422,860 shares of Common Stock to the holders and cancelled the $600,000,000 first lien indebtedness represented by the Notes.

              The reset provision resulted in certain shares of the Company's Class B common stock held by Wanda and its affiliates becoming subject to forfeiture and cancellation by the Company pursuant to the Stock Repurchase Agreement described below.

Silver Lake Investment Agreement

              Board Representation.    Pursuant to the Investment Agreement, as long as Silver Lake and its affiliates beneficially own at least 25% of the outstanding common stock of the Company (the "Minimum Ownership Threshold") beneficially owned by them immediately following the closing contemplated by the Investment Agreement, assuming the conversion of the Notes on a full physical basis into the Company's Common Stock and subject to certain exclusions, Silver Lake will have the right to nominate a Silver Lake managing director as a director on the Board who will serve on all standing committees of the Board (to the extent permitted pursuant to the independence requirements under applicable laws). In connection with the foregoing, Lee Wittlinger, Managing Director of Silver Lake, was appointed to the Board. Additionally, for so long as Silver Lake has the right to nominate an individual to the Board, Silver Lake will be entitled to appoint a Board observer who will observe Board meetings and receive copies of all Board materials.

              With the conversion of the Notes on January 29, 2021, and Silver Lake's subsequent sale of its Common Stock, Silver Lake no longer satisfies the Minimum Ownership Threshold, so the Board nomination and observer rights have expired and, if requested by the Board, Mr. Wittlinger must tender his resignation.

              Standstill Obligations.    Silver Lake and certain of its affiliates are subject to certain standstill obligations until April 29, 2021 (such period, the "Standstill Period"). During the Standstill Period, Silver Lake and such affiliates will not, among other things and subject to specified exceptions (a) acquire any securities of the Company if, immediately after such acquisition, Silver Lake, together with certain of its affiliates, would beneficially own more than 27.5% of the then outstanding common stock of the Company assuming the conversion of the Notes on a full physical basis into the Company's Common Stock and subject to certain exclusions; (b) participate in any solicitation of proxies; or (c) form, join or participate in any group (as defined in Section 13(d)(3) of the Exchange Act, as amended).

              Participation Rights.    During the period from the second to the third anniversary of closing, Silver Lake had certain rights to purchase a pro rata portion of any equity securities, or instruments convertible into or exchangeable for any equity securities, in certain proposed offerings by the Company (the "Participation Rights"). Silver Lake's Participation Rights did not apply in connection with certain excluded transactions, including any acquisitions, strategic partnerships or commercial arrangements entered into by the Company or any equity compensation plans, or underwritten offerings. The Participation Rights were limited to the percentage of the Company's common stock owned by Silver Lake (assuming conversion of the Notes) as of the offering. As of January 29, 2021, Silver Lake no longer owned any common stock, rendering the Participation Rights inapplicable.

              Registration Rights.    Silver Lake was also entitled to certain registration rights for the Notes and the shares of common stock issuable upon conversion of the Notes, subject to specified limitations. Such registration rights were fulfilled by the Company prior to the conversion of the Notes and sale of the common stock by Silver Lake.

Wanda Repurchase Agreement

              On September 14, 2018, the Company entered into a Stock Repurchase and Cancellation Agreement (the "Stock Repurchase Agreement") with Wanda, pursuant to which the Company repurchased 24,057,143 shares of the Company's Class B common stock held by Wanda at a price of $17.50 per share. Additionally, pursuant to the Stock Repurchase Agreement up to 5,666,000 of the shares of the Company's Class B common stock held by Wanda following such repurchase (the "Forfeiture Shares") were subject to forfeiture and cancellation by the Company upon conversion of the Notes if the reset provision contained in the Indenture was triggered on September 14, 2020. Upon the conversion of the Notes on January 29, 2021, all of the Forfeiture Shares were forfeited and cancelled by the Company.

25

              The Stock Repurchase Agreement also provided that for so long as Silver Lake was entitled to nominate an individual to the Board, Wanda would not vote or exercise its right to consent in favor of any directors that were not previously approved by the Board and proposed on the Company's slate of directors at any meeting of stockholders of the Company at which any individuals to be elected to the Board were submitted for the consideration and vote of the stockholders of the Company. With the conversion of the Notes on January 29, 2021, and Silver Lake's subsequent sale of its Common Stock, Silver Lake is no longer entitled to nominate an individual to the Board.

Right of First Refusal Agreement

              On September 14, 2018, the Company, Silver Lake and Wanda entered into a Right of First Refusal Agreement (the "ROFR Agreement"), which provided Silver Lake certain rights to purchase shares of the Company's common stock that Wanda proposed to sell during a period of two years from the date of execution of the ROFR Agreement or, if earlier, until such time that Wanda and its affiliates cease to beneficially own at least 50.1% of the total voting power of the Company's voting stock. Under the ROFR Agreement, in the event that Wanda and its affiliates ceased to beneficially own at least 50.1% of the total voting power of the Company's voting stock, then the Company would have the same right of first refusal over sales of the Company's common stock by Wanda as described above until the expiration of the two-year period beginning on the date of execution of the ROFR Agreement. In such event, the Company could exercise such right to purchase shares from Wanda from time to time pursuant to the ROFR Agreement in its sole discretion, subject to approval by the disinterested directors of the Board. If the Company exercised its right to purchase shares from Wanda pursuant to the ROFR Agreement, it would have the obligation under the Investment Agreement to offer to sell to Silver Lake a like number of shares of the Company's Common Stock, at the same per share price at which it purchased the Wanda shares. The rights under the ROFR Agreement expired on September 14, 2020.

26

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The Audit Committee has selected Ernst & Young, LLP ("EY") as the independent registered public accounting firm to perform the audit of our consolidated financial statements and our internal control over financial reporting for 2021. EY served as our independent registered public accounting firm for 2020.

              The Audit Committee is responsible for overseeing the qualifications, engagement, compensation, independence, and performance of the independent registered public accounting firm retained to audit the Company's consolidated financial statements and its internal control over financial reporting. The Audit Committee requires and, with its chairperson, oversees the selection process for new lead audit engagement and concurring partners every five years. Throughout this process, the Audit Committee and management will provide input to EY about AMC priorities, discuss candidate qualifications and interview potential candidates put forth by the firm. The Audit Committee will also require other key EY partners assigned to our audit to be rotated as required by the PCAOB. To help ensure continuing auditor independence, the Audit Committee will continue to periodically consider whether there should be a regular rotation of the independent auditor.

The 2019 RFP Process

              In 2019, the Audit Committee conducted a comprehensive request for proposal ("RFP") process, which resulted in the Audit Committee selecting EY as the new independent registered public accounting firm for 2020. KPMG LLP ("KPMG") served as the Company's independent registered public accounting firm for the year ended December 31, 2019, having served continuously in that role since 2009. KPMG participated in the RFP process along with several other independent registered public accounting firms.

              On November 14, 2019, following the conclusion of the RFP process and after careful consideration of each firm's qualifications, the Audit Committee approved the engagement of EY as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2020. KPMG was dismissed as the Company's independent registered public accounting firm effective as of February 27, 2020, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the SEC.

              KPMG's audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

              KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and 2018, contained separate paragraphs stating that as discussed in Notes 1 and 2 (for the year ended December 31, 2019) and Note 1 (for the year ended December 31, 2018) to the consolidated financial statements, the Company has changed its method of accounting for the recognition of revenue and certain costs as of January 1, 2018 due to the adoption of ASC 606, Revenue from Contracts with Customers and as discussed in Notes 1 and 3 to the consolidated financial statements for the year ended December 31, 2019, the Company has changed its method of accounting for leases as of January 1, 2019 due to the adoption of ASC Topic 842, Leases.

              During the years ended December 31, 2019 and 2018, and the subsequent interim period through February 27, 2020, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements for such years; and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

27

              During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through February 27, 2020, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

              The Company filed a Form 8-K with the SEC disclosing this change in its independent registered public accounting firm on November 20, 2019.

              We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm for 2021. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders. If the stockholders fail to ratify the selection of this firm, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of EY.

              Representatives from EY are expected to attend the 2021 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

              The Board recommends a vote "FOR" ratification of the selection of EY as our independent registered public accounting firm for 2021.

28

AUDIT COMMITTEE REPORT

              Our Audit Committee reviews our financial reporting process on behalf of our Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2020 Annual Report on Form 10-K with our management and our independent registered public accounting firm for 2020, EY. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. EY is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

              The Audit Committee has discussed with EY the matters requiring discussion by Statement on Auditing Standard No. 1301, Communication with Audit Committees (as amended), and all other matters required to be discussed with the auditors. In addition, the Audit Committee has received the written disclosures and the letters from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence. The Audit Committee has concluded that the independent auditors currently meet applicable independence standards.

              Based on the reviews and discussions to which we refer above, the Audit Committee recommended to our Board (and our Board has approved) that the audited financial statements be included in our 2020 Annual Report on Form 10-K, for filing with the SEC.

              Audit Committee of the Board of Directors

    Kathleen M. Pawlus (Chairperson)
    Anthony J. Saich
    Lee E. Wittlinger

29

PRINCIPAL ACCOUNTANT FEES AND SERVICES

              The following table shows the fees that the Company was billed for the audit and other services provided by EY for the year ended December 31, 2020, and KPMG for the year ended December 31, 2019. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of KPMG and EY and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company's independent registered public accounting firm, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

Type of Fee	Year Ended December 31, 2020	Year Ended December 31, 2019

Audit Fees(1)	$4,037,983	$5,339,820
Audit-Related Fees(2)	1,414,195	1,092,322
Tax Fees(3)	983,057	575,357

Total	6,435,235	7,007,499

(1)
Audit Fees include the audit of our annual financial statements and our internal control over financial reporting, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2020 and December 31, 2019.

(2)
Audit-Related Fees includes assurance and related services by KPMG and EY that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

(3)
Tax Fees include professional services rendered by KPMG and EY for U.S. and international tax return preparation and tax compliance.

Audit Committee Pre-Approval Policy

              The Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit services to be performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm's independence. The policies provide general pre-approval for certain types of services, as well as approved costs for those services. The term of any general pre-approval is twelve months from the date of pre-approval unless the Audit Committee specifies otherwise. Any costs or services that are not given general pre-approval require specific pre-approval by the Audit Committee. The policy directs that, if management must make a judgment as to whether a proposed service is a pre-approved service, management should seek approval of the Audit Committee before such service is performed.

              Requests to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee (or the chairperson of the Audit Committee as provided below) by both the independent auditor and management, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Under the Audit Committee's pre-approval policy, the chairperson of the Audit Committee has the authority to address any requests made for pre-approval of services between Audit Committee meetings, and the chairperson must report any pre-approval decisions made between Audit Committee meetings to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating its responsibility to pre-approve any permitted services to management.

              The Audit Committee pre-approved all services provided by EY for 2020.

30

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

              The Compensation Committee has reviewed and discussed with management the disclosures contained in the following section entitled "Compensation Discussion and Analysis." Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement for the 2021 Annual Meeting.

              Members of the Compensation Committee:

    Lee E. Wittlinger, Chairperson
    Howard W. "Hawk" Koch, Jr.
    John Zeng

31

COMPENSATION DISCUSSION AND ANALYSIS

              The following Compensation Discussion & Analysis ("CD&A") describes the philosophy, objectives and structure of our fiscal year 2020 executive compensation program. This CD&A is intended to be read in conjunction with the tables below, which provide further detail and historical compensation information for our NEOs as identified below.

Name	Position

Adam M. Aron	Chief Executive Officer, President and Director
Sean D. Goodman	Executive Vice President and Chief Financial Officer
Craig R. Ramsey(1)	Former Executive Vice President and Chief Financial Officer
John D. McDonald	Executive Vice President, U.S. Operations
Elizabeth F. Frank	Executive Vice President, Worldwide Programming and Chief Content Officer
Stephen A. Colanero	Executive Vice President, Chief Marketing Officer

(1)
Mr. Ramsey retired effective February 28, 2020.

EXECUTIVE SUMMARY

2020 Business Review; Impact of the COVID-19 Pandemic

              While 2020 had an impressive start with strong January and February box office performance, the COVID-19 pandemic presented the Company with the greatest obstacle in its 100 year history. The COVID-19 pandemic and the public health response to it had a catastrophic impact on the Company's business and made previously established short and long-term performance targets extraneous to our core objective—the Company's survival.

              With initial reports of COVID-19 infections in late February 2020, the Company began contingency planning for potential impacts on its business. On March 4, 2020 our theatres in Italy were ordered closed with additional restrictions following in other jurisdictions. On March 17, 2020, we temporarily suspended all theatre operations in our U.S. markets and International markets in compliance with local, state, and federal governmental restrictions and recommendations on social gatherings to prevent the spread of COVID-19 and as a precaution to help ensure the health and safety of our guests and theatre staff. We resumed limited operations in the International markets in early June 2020 and limited operations in the U.S. markets in late August 2020. A COVID-19 resurgence during the fourth quarter of 2020 resulted in additional local, state, and federal governmental restrictions and many previously reopened theatres in International markets temporarily suspended operations again. During periods in which theatres were not operating, the Company generated essentially no revenue while continuing to incur significant fixed costs.

              Even as some theatres were allowed to reopen, our business operated at a substantial reduction when compared to pre-pandemic periods due to (i) limited new film product resulting from release postponements and shifts to home video platforms, (ii) continued closures in some of our largest markets, including New York and Los Angeles, (iii) capacity and operating restrictions at open theatres imposed by local governments, and (iv) consumer concerns over returning to public venues. When compared to fourth quarter of 2019, attendance at our theatres was down 92.3% in the U.S. and 89.2% internationally in the fourth quarter of 2020.

              While availability of COVID-19 vaccines and a robust new film release calendar for later in 2021 are reasons for optimism, the Company continues to experience dramatic impacts from the pandemic. As of March 5, 2021, 527 out of 589 U.S. theatres and 78 out of 356 international theatres were operating with limited new film releases and capacity restrictions.

32

              In response to the COVID-19 pandemic and its impact on the business, the Company's management took a number of extraordinary actions to preserve value for the Company's stockholders, including:

    •
    Suspended non-essential operating expenditures, including marketing & promotional and travel and entertainment expenses; and where possible, utilities, and reduced essential operating expenditures to minimum levels necessary while theatres were operating for limited hours or were closed;

    •
    Maintained and secured theatre assets during the suspension of operations to preserve the ability to quickly initiate operations and generate revenue when permitted while eliminating or deferring non-essential capital and maintenance expenditures to minimum levels necessary;

    •
    Developed a comprehensive AMC Safe & Clean program to prepare for and allow resumption of operations at the Company's theatres while minimizing risk to the health and safety of our guests and employees;

    •
    Preserved relationships with a large employee base during prolonged furloughs to allow for sufficient staffing resources to efficiently recommence operations;

    •
    Collaborated with hundreds of landlords, vendors and other business partners to manage, defer, and/or abate rent and operating expenses;

    •
    Negotiated a first-of-its-kind deal with a major studio to share in premium video-on-demand revenue for films released with a shortened exclusive theatrical window;

    •
    Introduced an active cash management process;

    •
    Monitored, applied for and obtained governmental assistance where available;

    •
    Secured nearly $1.3 billion in new debt financing in multiple transactions between April 2020 and February 2021;

    •
    Executed several "at-the-market" equity offerings between September 2020 and January 2021 generating approximately $870 million in gross proceeds;

    •
    Reduced the principal amount of outstanding debt by approximately $1.25 billion through debt exchange offers and conversion of debt to equity; and

    •
    Arranged the sale of non-core assets, including theatres located in Lithuania, Latvia and Estonia.

Compensation Decisions

              Our compensation program is grounded in a pay-for-performance philosophy and designed with equity as a significant component of compensation. Performance goals in both our short- and long-term incentive plans are set at challenging levels, with the ultimate goal that the achievement of operating, financial and other goals will drive long-term, sustainable stockholder value growth. In addition, a key goal of executive compensation is to attract, retain, motivate and reward talented executives. However, the severe and continuing effects of the COVID-19 pandemic dramatically impacted the Company's financial performance and the price of the Company's Common Stock for reasons unrelated to the performance by our management and employees in managing the Company's business and preserving stockholder value during the pandemic. While our response to the COVID-19 pandemic warranted uncommon actions with respect to compensation programs, our underlying philosophy has not been permanently altered or abandoned.

              As outlined above, in the view of the Compensation Committee, management successfully undertook major initiatives to reduce and control costs, restructure a substantial portion of the Company's debt, structure more favorable arrangements with studios and landlords, reopen theatres safely, promote attendance and keep the business ready for a return to normalcy. These initiatives, in the view of the Compensation Committee, were essential to preserving the

33

Company's business and stockholder value at a critical time for the Company. Consequently, at a time when the Company needed to retain and incentivize management and employees, key aspects of the Company's previously-established incentive plans provided little value and would not work as intended, which the Compensation Committee believed was inconsistent with the aims of the Company's compensation philosophy.

              Noting that the Company had seen a significant increase in voluntary resignations by important members of management resulting from financial and operational instability in the movie theatre industry generally, sizable salary reductions and a substantial decrease in the value of stock-related compensation, the Compensation Committee determined that the Company needed to take tangible steps to retain management and key employees to enable the Company to emerge from the impact of the COVID-19 pandemic. Recognizing that retention of the Company's leadership was one of the most critical issues it faced in confronting the ongoing challenges presented by the COVID-19 pandemic, the Compensation Committee made a number of strategic and extraordinary decisions during 2020. We believe that our exercises of discretion were reasonable and necessary in light of our executive officers' actions in circumventing potentially catastrophic outcomes for stockholders. Each of the decisions outlined below is more fully described in the subsequent sections of this CD&A and the tables below.

  Decisions Prior to the Onset of the COVID-19 Pandemic

    •
    Based on the Company's recent performance and projected industry conditions in 2020, the Compensation Committee did not increase base salaries for our CEO, CFO, or other NEOs for 2020.

    •
    Recognizing that the net profit threshold included in the performance goals for annual PSU grants since 2016 was no longer an appropriate condition for vesting due to the highly volatile nature of our industry and the fact that the market generally does not measure our performance based upon net profit, in February 2020 the outstanding PSU awards granted in 2018 and 2019 were modified to remove the net profit threshold. The PSUs remained subject to achievement of meaningful three-year Adjusted EBITDA and diluted earnings per share performance targets. Further, the net profit threshold will not be used for any compensation programs going forward.

    •
    Commencing with the 2020 annual equity incentive grants, in order to better align compensation programs with market measures of company performance, the diluted earnings per share performance metric was replaced with a free cash flow performance metric for a portion of annual PSU grants, with the remainder subject to an Adjusted EBITDA performance goal.

    •
    In order to provide greater incentives to attain performance within the vesting window, payouts at threshold for both annual cash incentives and long-term equity incentives were increased from 30% to 50% of target. Outstanding equity awards were not affected and continued to vest on the previous scale. Maximum payout achievable did not change.

    •
    As a long-term incentive to provide significant returns to stockholders and more closely align those incentives with stockholder returns, the Compensation Committee approved a special grant of market price conditioned PSUs (the "2020 SPSUs") awarded to certain senior officers of the Company, including the NEOs. The 2020 SPSUs were intended to vest upon attainment of target stock prices within 10 years of grant. In exchange for the grants, the executives agreed to reductions in their total compensation, including base salary, annual cash bonus opportunity, and annual long-term incentive awards, for a period of three years.

  Decisions in Response to the COVID-19 Pandemic

    •
    Effective April 1, 2020, the base salaries of all officers, including our CEO, CFO and other NEOs were reduced by at least 20%. Salary reductions were subsequently reinstated effective September 3, 2020 in conjunction with the reopening of a substantial number of the Company's theatres. In addition, non-healthcare employee benefits, including 401k matching contributions, were reduced or eliminated for the balance of 2020.

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    •
    Given the impossibility of attainment of the three-year cumulative performance targets due to the COVID-19 pandemic and expected continuing industry volatility, outstanding PSU grants made in 2018, 2019, and 2020 were modified to divide each grant into three equal tranches. The three-year cumulative performance targets were replaced with three separate one-year performance targets, each allocated to a tranche. Grants remained subject to a three-year service requirement and the potential for prorated vesting was eliminated.

    •
    The performance targets for PSU tranches allocated to the 2020 fiscal year were waived and such tranches were deemed eligible to vest below target at 90% in recognition of management's extraordinary efforts in responding to the COVID-19 pandemic. Tranches allocated to other fiscal years remained subject to achievement of substantive performance metrics.

    •
    Vesting of RSUs and PSUs scheduled for January 2021 was accelerated to December 28, 2020, to allow for certainty with regard to tax rates applicable upon vesting.

    •
    Stock ownership guidelines applicable to the Company's NEOs were suspended.

    •
    The 2020 SPSUs were modified to waive the performance targets for tranches I through IV and allow immediate vesting in October 2020. The shares delivered upon such accelerated vesting were made subject to a one-year holding requirement. In addition, the stock price targets for tranches V and VI were lowered from $28 and $32 to $4 and $8, respectively. These actions were taken in response to the anticipated long-term impact of the COVID-19 pandemic on the Company's stock price and the significant increase in outstanding stock resulting from stock issuances undertaken to stabilize the Company's liquidity. The 2020 SPSU recipients' compensation components were restored to their pre-reduced levels effective October 30, 2020.

    •
    No payouts were made pursuant to the Company's annual incentive compensation program ("AIP") for 2020.

    •
    In light of the extreme challenges faced and met by our executive officers in response to the COVID-19 pandemic, special incentive bonuses were approved in October 2020 and February 2021.

How Our Compensation Program Works

              The Compensation Committee regularly reviews best practices in executive compensation and uses the following guidelines to design our compensation programs during ordinary business cycles, with exceptions made only under extraordinary circumstances:

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Components of Our Pay

              Our Compensation Committee oversees our executive compensation program, which includes three primary compensation elements: base salary, annual cash incentives, and long-term equity awards. The Compensation Committee has tailored our program to incentivize and reward specific aspects of Company performance that it believes are central to delivering long-term stockholder value.

              The Compensation Committee utilizes the above mentioned compensation elements to promote a performance-based culture that aligns the interests of management and stockholders. To do this, the Compensation Committee chooses an appropriate balance of fixed and variable pay as well as long-term versus short-term incentives and opportunities. In 2020, our target pay mix was as follows, excluding Mr. Ramsey, who retired early in the year, the impact of modifications to outstanding equity awards and special incentive bonuses awarded during the year:

CEO Target Pay Mix	Average Other NEO Target Pay Mix

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              The realizable pay of our executives has been much lower than the figures in the Summary Compensation Table. For example, our CEO's equity grants over the past three years had an aggregate value, as reported on the Summary Compensation Table, of approximately $26.8 million, including the impact of modifications; due to the decline in share price over that time period and the Company's performance against targets, the realizable value of those grants at target was only $6.6 million as of December 31, 2020. The illustration below shows how our CEO's pay is aligned with our stock price performance, and therefore aligned with the interests of stockholders.

Consideration of Say on Pay Results

              The Board and the Compensation Committee continually evaluate our compensation policies and practices. As part of that process, the Board and the Compensation Committee consider the results of our annual advisory vote on executive compensation, commonly known as the "say-on-pay" vote. At our 2020 Annual Meeting, approximately 96% of the votes were cast in support of the say-on-pay proposal. The Company has considered this voting result, and in light of this strong support, our compensation policies and decisions continue to be focused on financial performance and aligning the interests of executives with the interests of stockholders.

              Further, at our 2020 Annual Meeting, a vote was held on the frequency with which the Company submits executive compensation to an advisory vote of stockholders, commonly known as the "say-when-on-pay" vote. More than 99% of the votes cast favored holding the say-on-pay vote every year and the Board and Compensation Committee plan on continuing to do so.

EXECUTIVE COMPENSATION PHILOSOPHY AND PROGRAM OBJECTIVES

              The goals of the Compensation Committee with respect to executive compensation are:

    •
    to attract, retain, motivate and reward talented executives;

    •
    to tie annual compensation incentives to the achievement of specified performance objectives; and

    •
    to achieve long-term creation of value for our stockholders by aligning the interests of these executives with those of our stockholders.

              To achieve these goals, we endeavor to maintain compensation plans that tie a substantial portion of executives' overall compensation to key strategic, operational and financial goals and other non-financial goals that the Compensation Committee deems important. The Compensation Committee evaluates our compensation programs to ensure they are supportive of these goals and our business strategy and align the interests of our executives with those of our stockholders.

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EXECUTIVE COMPENSATION PROGRAM ELEMENTS

              Our executive compensation program primarily consists of a combination of base salary, annual cash incentives, and long-term equity incentives. Our Compensation Committee believes that a combination of these elements offers the best approach to achieving our compensation goals, including attracting and retaining talented and capable executives and motivating our executives and other officers to expend maximum effort to improve the business results and earnings and create long-term, sustainable growth of stockholder value.

Base Salaries

              Base salaries for our NEOs are reviewed from time to time by the Compensation Committee and may be increased pursuant to such review and in accordance with guidelines contained in the various employment agreements in order to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Base salaries for our NEOs are established based on several considerations, including:

    •
    the scope of their responsibilities

    •
    current competitive practices of peer group companies

    •
    individual performance and achievements

    •
    current compensation

    •
    recommendations from the CEO for executives (other than the CEO)

              The table below shows the annual base salaries for our NEOs for 2020, compared to 2019:

Executive	2020 Base Salary	2019 Base Salary	% Increase / (Decrease)

Adam M. Aron	$1,187,500	$1,250,000	(5)%
Sean D. Goodman	675,000	—	N/A
Craig R. Ramsey	750,000	750,000	0%
John D. McDonald	528,086	555,880	(5)%
Elizabeth F. Frank	528,086	555,880	(5)%
Stephen A Colanero	508,250	535,000	(5)%

              In exchange for the 2020 SPSU grants which are described below, the NEOs agreed to certain reductions in their total compensation, including a five percent reduction in their base salary, for a period of three years. With the subsequent modification of the 2020 SPSUs, each NEO's base salary was returned to its pre-reduction level on October 30, 2020. Mr. Goodman was not a NEO in 2019 and did not receive a salary reduction in connection with the 2020 SPSUs because his initial salary was established with consideration given to the 2020 SPSU grants. Mr. Ramsey retired on February 28, 2020 and was not eligible for a salary adjustment for 2020.

              In response to the COVID-19 pandemic, all NEO base salaries were reduced by 20% for the period from April 1, 2020 until September 3, 2020, when a significant portion of the Company's theatres were allowed to recommence operations.

Annual Incentive Program

              The Compensation Committee has the authority to award annual incentive bonuses to our NEOs pursuant to our annual incentive compensation program ("AIP"), which historically have been paid in cash and traditionally have been paid in a single installment in the first quarter of the subsequent year upon certification of performance by the Compensation Committee.

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              Under employment agreements with our NEOs, each NEO is eligible for an annual bonus, as it may be determined by the Compensation Committee from time to time. We believe that annual bonuses based on performance serve to align the interests of management and stockholders. Individual bonuses are performance based and, as such, can be highly variable from year to year. The annual incentive bonus opportunities for our NEOs are determined by our Compensation Committee, taking into account the recommendation of our CEO (except with respect to his own bonus).

Payout Opportunities

              Consistent with the prior year, the aggregate bonus for each NEO was set as a percentage of base salary ranging from 65% to 200% and, except for Mr. Aron and Mr. Goodman, was apportioned to a Company component (80%) and an individual component (20%). However, in the case of Mr. Aron and Mr. Goodman, their aggregate bonus is entirely based on Company performance with no individual component.

2020 Performance Goals

              Company Performance:    For 2020, this component was based on attainment of Adjusted EBITDA goals, with payouts ranging from 0% to 200% of target. For purposes of the AIP, Adjusted EBITDA is determined in the same manner as described and defined in the Company's Annual Report on Form 10-K, but excluding cash distributions from non-consolidated subsidiaries and attributable EBITDA from minority equity investments. For 2020 the Adjusted EBITDA performance levels ranged from a threshold of $577,782,400 (50% payout) to a target of $722,228,000 (100% payout) to a maximum of $866,673,600 (200% payout). Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance targets. The following chart represents the AIP payout scale for the Company component:

              Individual Performance:    The individual component of the bonus is based on achievement of individual key performance objectives and overall individual performance and contribution to our strategic and financial goals. Our Compensation Committee and, except with respect to his own bonus, our CEO, retain certain discretion to decrease or increase individual component bonuses relative to the targets based on qualitative or other subjective factors deemed relevant by the Compensation Committee. The key performance objective setting process was interrupted in 2020 by the onset of the COVID-19 pandemic.

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2020 Payouts

              The following table summarizes the AIP bonus for our NEOs for 2020:

Opportunity

		Target						Actual

	2020 Base	(as % of base	Target	Allocation		Achievement		2020 Earned

Executive	Salary	salary)	($)	Company	Individual	Company	Individual	AIP

Adam M. Aron	$1,250,000	200%	$2,500,000	100%	—%	—%	—%	$—
Sean D. Goodman	675,000	70%	472,500	100%	—%	—%	—%	—
Craig R. Ramsey	750,000	N/A	N/A	N/A	N/A	N/A	N/A	—
John D. McDonald	555,880	70%	389,100	80%	20%	—%	—%	—
Elizabeth F. Frank	555,880	65%	361,300	80%	20%	—%	—%	—
Stephen A. Colanero	535,000	65%	347,750	80%	20%	—%	—%	—

              The base salary and target AIP amounts set forth above represent amounts after reinstatement of the compensation reductions in connection with the 2020 SPSUs. Our Compensation Committee and the Board did not approve any bonus amounts to be paid for performance during 2020. As a result of the COVID-19 pandemic, the Company's Adjusted EBITDA was significantly negative and did not attain the threshold performance level for the year ended December 31, 2020. Further, it was determined that individual components of the AIP would not be paid out for 2020.

2020 Special Incentive Bonuses

              In order to recognize the extraordinary actions taken by the management team during the COVID-19 pandemic to secure the Company's survival and preserve stockholder value and to retain management and key employees to enable the Company to emerge from the impact of the COVID-19 pandemic, the Board and Compensation Committee determined it was in the Company's best interest to pay special incentive bonuses.

              The special incentive bonuses were approved in two rounds with an initial amount approved in October 2020 and a final amount in February 2021. Bonus pools of approximately $9.2 million and $8.3 million were established in October 2020 and February 2021, respectively, for a total of $17.5 million. The special incentive bonuses approved for the NEOs are included in the chart below.

Executive	Initial Bonus	Additional Bonus	Total Bonus

Adam M. Aron	$1,250,000	$3,750,000	$5,000,000
Sean D. Goodman	253,750	507,500	761,250
Craig R. Ramsey	—	—	—
John D. McDonald	194,550	194,550	389,100
Elizabeth F. Frank	180,650	180,650	361,300
Stephen A. Colanero	173,875	173,875	347,750

Equity-Based Incentive Compensation Program

              Our Compensation Committee believes that the equity-based incentive compensation program furthers our goal to attract, retain and motivate talented executives by enabling such executives to participate in the Company's long-term growth and financial success and aligns the interests of management and stockholders.

              Our annual grants are equally split between:

    •
    Time-vesting Restricted Stock Units ("RSUs"); and

    •
    Performance-vesting Performance Stock Units ("PSUs").

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              Each RSU and PSU represents the right to receive one share of Common Stock on a future settlement date. To determine the size of grants, our Compensation Committee considers prior executive performance, level of responsibility, the executive's ability to influence the Company's long-term growth and business performance, among other factors. The Compensation Committee does not apply a strict methodology to these factors, and does not benchmark executive pay to a particular reference point of the peer group. Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance targets. Equity-based compensation components reflected in the executive compensation tables for 2020 are not representative of ongoing compensation practices due to the impacts of the one-time 2020 SPSU grants and the modifications to outstanding equity awards in response to the COVID-19 pandemic. The table below provides a breakdown of the impacts from the extraordinary non-recurring items to the NEO's reported stock awards value for 2020 in the Summary Compensation Table based on the grant or modification date fair value for each award:

Executive	Annual Grants	One-Time SPSU Grants	Grant Modifications	Total Stock Awards Reported

Adam M. Aron	$5,558,880	$5,172,500	$4,067,608	$14,798,988
Sean D. Goodman	1,135,439	1,034,500	691,211	2,861,150
Craig R. Ramsey	—	—	—	—
John D. McDonald	691,229	724,150	566,552	1,981,932
Elizabeth F. Frank	693,871	724,150	566,703	1,984,724
Stephen A. Colanero	697,089	724,150	566,888	1,988,126

2020 Annual Equity Grants & Modifications

              On February 26, 2020, the Compensation Committee approved grants of RSUs, and PSUs (the "2020 RSUs" and "2020 PSUs"), to certain of the Company's employees under the EIP. Our NEOs received the following grants (in units) after giving effect to the agreed upon reductions to annual equity awards, base salary and annual incentive opportunities in exchange for the 2020 SPSUs:

Executive	2020 RSUs	2020 PSUs	Total

Adam M. Aron	444,000	444,000	888,000
Sean D. Goodman	90,690	90,690	181,380
Craig R. Ramsey	—	—	—
John D. McDonald	55,210	55,210	110,420
Elizabeth F. Frank	55,421	55,421	110,842
Stephen A. Colanero	55,678	55,678	111,356

  Restricted Stock Units

              The 2020 RSUs vest ratably over a three-year period, with the first tranche vesting on the first business day of the fiscal year starting after the grant date. The executive must remain employed by the Company through the last day of the fiscal year immediately prior to the vesting date. A dividend equivalent equal to the amount paid, if any, in respect of one share of Common Stock underlying the RSUs begins accruing with respect to the RSUs on the date of grant. Such accrued dividend equivalents are paid to the holder upon vesting of the RSUs.

              On October 30, 2020, the 2020 RSUs were modified to provide that vesting of the first tranche would be accelerated from January 4, 2021 to December 28, 2020 to allow for certainty with regard to the tax rates applicable upon vesting. Due to the immaterial nature of the modification, the lack of impact on the probability of vesting, and the stock price decline between the original grant date and modification date, no additional stock-based compensation was recognized in accordance with ASC 718, Compensation—Stock Compensation. The modification did not affect the scheduled vesting dates for subsequent tranches of the 2020 RSUs.

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  Performance Stock Units

              At the time of grant, the 2020 PSUs were subject to three-year cumulative Adjusted EBITDA and free cash flow ("FCF") performance target conditions and service conditions. For purposes of the EIP, Adjusted EBITDA is determined in the same manner as described and defined in the Company's Annual Report on Form 10-K, but excluding cash distributions from non-consolidated subsidiaries and attributable EBITDA from minority equity investments. For purposes of the EIP, FCF is defined as cash flow from operations less gross capital expenditures and changes in construction payables.

              Of the 2020 PSUs, 60% were awarded subject to a cumulative Adjusted EBITDA target with the remaining 40% subject to a cumulative FCF target during the performance period. Vesting of the PSUs was originally based upon the following cumulative three-year performance goals:

		Performance Goals

Metric	Weighting	Threshold	Target	Maximum

Adjusted EBITDA(1)	60%	$2,006,400,000	$2,508,000,000	$3,009,600,000
FCF(1)	40%	397,920,000	497,400,000	596,880,000
	Potential Payout	50%	100%	200%

(1)
Adjusted EBITDA and FCF are non-GAAP financial measure and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance.

              As a result of the COVID-19 pandemic, the Compensation Committee determined that the performance targets applicable to the 2020 PSUs were unobtainable which would have the effect of eliminating the grants and thus removing an appropriate incentive for management to continue to take action to maximize operational results and preserve stockholder value. Therefore, on October 30, 2020, the 2020 PSUs were modified to divide each grant into three equal tranches with each tranche allocated to a fiscal year within the three-year performance period covered by the grant (each a "Tranche Year"). Further, the cumulative three-year performance targets were replaced with three separate targets with each applicable to a corresponding Tranche Year. The Compensation Committee waived attainment of the Adjusted EBITDA and FCF performance targets for the 2020 Tranche Year and set an eligible vesting level below target at 90% for the PSUs allocated to such year in recognition of management's extraordinary efforts in responding to the COVID-19 pandemic. The subsequent tranches remain subject to substantive performance targets established and approved by the Compensation Committee in conjunction with the budgeting process for the applicable year. The 2020 PSUs will be forfeited upon termination of the holder's employment for any reason prior to December 31, 2022 (eliminating the possiblity of pro-rata vesting). Unless earlier forfeited, the 2020 PSUs will vest (with each tranche vesting in accordance with the performance attained during its applicable Tranche Year) on the date the Compensation Committee certifies performance levels for the final Tranche Year covered by the grant.

              Following modification, the 2020 PSUs with Adjusted EBITDA performance targets had the following Tranche Years with associated performance targets, certified attainments, and eligible vesting levels:

Tranche Year	Adjusted EBITDA Target	Certified Attainment	Eligible Vesting Level

2020	$722,200,000	N/A	90%
2021	TBD	TBD	TBD
2022	TBD	TBD	TBD

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              Following modification, the 2020 PSUs with FCF performance targets had the following Tranche Years with associated performance targets, certified attainments, and eligible vesting levels:

Tranche Year	FCF Target	Certified Attainment	Eligible Vesting Level

2020	$61,600,000	N/A	90%
2021	TBD	TBD	TBD
2022	TBD	TBD	TBD

              Because achievement of the performance targets prior to modification was improbable and became probable after modification, in accordance with ASC 718, Compensation—Stock Compensation, additional stock compensation for the 2020 PSUs allocated to the 2020 Tranche Year was recognizable on the modification date equal to the incremental fair value. Stock compensation for the 2020 PSUs allocated to the 2021 and 2022 Tranche Years will not be determined until targets for such Tranche Years are established and will be shown in the summary compensation table for such years. See "Summary Compensation Table" and "Grants and Modifications of Plan-Based Awards" below for compensation amounts in 2020.

2020 Special PSU Equity Grants & Modifications

              On February 26, 2020, the Compensation Committee approved the one-time 2020 SPSU grants under the EIP to provide a long-term incentive to deliver significant returns to stockholders through stock appreciation. The 2020 SPSUs were originally scheduled to vest based upon achieving certain target prices for the Common Stock, subject to the certain service conditions. Achievement of the target prices was to be determined using the volume weighted average closing price of the Common Stock over a 20 trading day period ("20-day VWAP"). Any unvested 2020 SPSUs remaining were to expire and be forfeited on the tenth anniversary of the grant date. In exchange for the 2020 SPSUs, the NEOs agreed to a reduction in his or her base salary, AIP bonus opportunity, and annual equity grants under the EIP for three years. The total 2020 SPSU grants to our NEOs are set forth below:

Executive	2020 SPSUs

Adam M. Aron	1,500,000
Sean D. Goodman	300,000
Craig R. Ramsey	—
John D. McDonald	210,000
Elizabeth F. Frank	210,000
Stephen A. Colanero	210,000

              For each NEO, the 2020 SPSU grant was divided into six equal tranches with each tranche vesting upon attainment of target prices for our Common Stock as set forth below:

Tranche	Target Price (20-day VWAP)

I	$12
II	16
III	20
IV	24
V	28
VI	32

              As a result of the anticipated long-term impact of the COVID-19 pandemic on the Company's stock price and with the significant increase in the Company's outstanding stock resulting from stock issuances undertaken to stabilize the Company's liquidity, the Compensation Committee determined that the target prices applicable to the 2020 SPSUs were not likely to be obtained before expiration, rendering their incentive and retention objectives ineffective during a time of heightened need for both. Therefore, on October 30, 2020, the 2020 SPSUs were modified to waive the target price target and service conditions for tranches I through IV, allowing for immediate vesting of such tranches, subject to a one-year

43

holding requirement for the Common Stock delivered upon vesting. Further, the price targets for our Common Stock applicable for tranches V and VI were reduced to $4 and $8, respectively, with a one-year service condition. The stock price targets were attained for tranches V and VI in January 2021 allowing for vesting of both tranches on October 30, 2021, subject to continued employment by the NEO through such date.

              As a result of the modification of the 2020 SPSUs and subsequent stock price performance, our NEOs vested in the 2020 SPSUs set forth below on October 30, 2020, and are eligible to vest in the 2020 SPSUs set forth below on October 30, 2021:

	2020 SPSUs

Executive	Vested 10/30/20	Eligible to Vest 10/30/21

Adam M. Aron	1,000,000	500,000
Sean D. Goodman	200,000	100,000
Craig R. Ramsey	—	—
John D. McDonald	140,000	70,000
Elizabeth F. Frank	140,000	70,000
Stephen A. Colanero	140,000	70,000

              In accordance with ASC 718, Compensation—Stock Compensation, additional stock compensation for the 2020 SPSUs was recognizable on the modification date based upon the incremental fair value at the date of modification determined by comparing the fair values immediately before the modification (including the impact of declines in the Company's stock price between the original grant date and the modification date) and after the modification. See "Summary Compensation Table" and "Grants and Modifications of Plan-Based Awards" below for compensation amounts in 2020.

2019 Annual Equity Award Modifications

  Restricted Stock Units

              On October 30, 2020, the 2019 RSUs were modified to provide that vesting of the next tranche would be accelerated from January 4, 2021 to December 28, 2020, to allow for certainty with regard to tax rates applicable upon vesting. Due to the immaterial nature of the modification, the lack of impact on the probability of vesting, and the stock price decline between the original grant date and modification date, no additional stock-based compensation was recognized in accordance with ASC 718, Compensation—Stock Compensation. The modification did not affect the scheduled vesting dates for subsequent tranches of the 2019 RSUs.

  Performance Stock Units

              Recognizing that the net profit threshold was no longer an appropriate condition for vesting, in February 2020, the Compensation Committee modified the annual PSU awards originally granted in 2019 (the "2019 PSUs") to remove the net profit threshold. The modification was approved in recognition of the highly volatile nature of our industry and the fact that the market generally does not measure the Company's performance based upon net profit. The modification had no effect on the meaningful Adjusted EBITDA and diluted earnings per share ("Diluted EPS") performance targets applicable to the 2019 PSUs. For the 2019 PSUs with a Diluted EPS target, due to the level of attainment versus target levels, vesting was improbable both before and after modification so no additional stock compensation expense was recognizable in accordance with ASC 718, Compensation—Stock Compensation. Further, for the 2019 PSUs with an Adjusted EBITDA target, no additional stock compensation was recognized because the modification was contemporaneous with the onset of the COVID-19 pandemic which rendered attainment of the performance targets improbable.

              For the same reasons set forth for the 2020 PSUs, on October 30, 2020, the 2019 PSUs were modified to divide each grant into three equal tranches with each tranche allocated to a Tranche Year. The cumulative three-year Adjusted EBITDA and Diluted EPS performance targets were replaced with three separate targets with each applicable to a corresponding Tranche Year. The Compensation Committee certified actual performance against targets for the 2019 Tranche Year and set eligible vesting levels, if any, in accordance with such attainment. The Compensation Committee waived attainment of the

44

performance targets for the 2020 Tranche Year and set an eligible vesting level below target at 90% for the PSUs allocated to such year in recognition of management's extraordinary efforts in responding to the COVID-19 pandemic. The 2021 Tranche Year remains subject to substantive performance targets established and approved by the Compensation Committee in conjunction with the budgeting process for 2021. The 2019 PSUs will be forfeited upon termination of the holder's employment for any reason prior to December 31, 2021 (eliminating the possiblity of pro-rata vesting). Unless earlier forfeited, the 2019 PSUs will vest (with each tranche vesting in accordance with the performance attained during its applicable Tranche Year) on the date Compensation Committee certifies performance levels for the final Tranche Year covered by the grant.

              Following modification, the 2019 PSUs with Adjusted EBITDA performance targets had the following Tranche Years with associated performance targets, certified attainments, and eligible vesting levels:

Tranche Year	Adjusted EBITDA Target	Certified Attainment	Eligible Vesting Level

2019	$807,218,000	$730,629,000	68.5%
2020	914,483,000	N/A	90%
2021	TBD	TBD	TBD

              Following modification, the 2019 PSUs with Diluted EPS performance targets had the following Tranche Years with associated performance targets, certified attainments, and eligible vesting levels:

Tranche Year	Diluted EPS Target	Certified Attainment	Eligible Vesting Level

2019	$(0.48)	$(1.02)	0%
2020	0.43	N/A	90%
2021	TBD	TBD	TBD

              Because achievement of the performance targets prior to modification was improbable and became probable after modification, in accordance with ASC 718, Compensation—Stock Compensation, additional stock compensation expense for the 2019 PSUs allocated to the 2019 and 2020 Tranche Years was recognizable on the modification date equal to the incremental fair value. Stock compensation for the 2019 PSUs allocated to the 2021 Tranche Year will not be determined until targets for such Tranche Year are established and will be shown in the summary compensation table for such year. See "Summary Compensation Table" and "Grants and Modifications of Plan-Based Awards" below for compensation amounts in 2020.

2018 Annual Equity Award Modifications

  Restricted Stock Units

              On October 30, 2020, the 2018 RSUs were modified to provide that vesting of the final tranche would be accelerated from January 4, 2021 to December 28, 2020, to allow for certainty with regard to tax rates applicable upon vesting. Due to the immaterial nature of the modification, the lack of impact on the probability of vesting, and the stock price decline between the original grant date and modification date, no additional stock-based compensation was recognized in accordance with ASC 718, Compensation—Stock Compensation.

  Performance Stock Units

              Similar to, and for the same reasons as, the 2019 PSUs, in February 2020, the Compensation Committee modified the annual PSU awards originally granted in 2018 (the "2018 PSUs") to remove the net profit threshold. The modification had no effect on the meaningful Adjusted EBITDA and Diluted EPS performance targets applicable to the 2018 PSUs. For the 2018 PSUs with a Diluted EPS target, due to the level of attainment versus target levels, vesting was improbable both before and after modification so no additional stock compensation expense was recognizable in accordance with ASC 718, Compensation—Stock Compensation. Further, for the 2018 PSUs with an Adjusted EBITDA target, no additional stock

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compensation was recognized because the modification was contemporaneous with the onset of the COVID-19 pandemic which rendered attainment of the performance targets improbable.

              For the same reasons set forth for the 2020 PSUs, on October 30, 2020, the 2018 PSUs were modified to divide each grant into three equal tranches with each tranche allocated to a Tranche Year. The cumulative three-year Adjusted EBITDA and Diluted EPS performance targets were replaced with three separate targets with each applicable to a corresponding Tranche Year. The Compensation Committee certified actual performance against targets for the 2018 and 2019 Tranche Years and set eligible vesting levels, if any, in accordance with such attainment. The Compensation Committee waived attainment of the performance targets for the 2020 Tranche Year and set an eligible vesting level below target at 90% for the PSUs allocated to such year in recognition of management's extraordinary efforts in responding to the COVID-19 pandemic. The 2018 PSUs were subject to forfeiture upon termination of the holder's employment for any reason prior to December 28, 2020, the modified vesting date for the 2018 PSUs (eliminating the possiblity of pro-rata vesting). The shares of stock delivered upon vesting of the 2018 PSUs on December 28, 2020, were made subject to a one-year holding requirement.

              Following modification, the 2018 PSUs with Adjusted EBITDA performance targets had the following Tranche Years with associated performance targets, certified attainments, and eligible vesting levels:

Tranche Year	Adjusted EBITDA Target	Certified Attainment	Eligible Vesting Level

2018	$848,118,000	$886,790,000	125%
2019	923,686,000	821,429,000	61.5%
2020	984,811,000	N/A	90%

              Following modification, the 2018 PSUs with Diluted EPS performance targets had the following Tranche Years with associated performance targets, certified attainments, and eligible vesting levels:

Tranche Year	Diluted EPS Target	Certified Attainment	Eligible Vesting Level

2018	$(0.33)	$0.06	200%
2019	0.03	(1.01)	0%
2020	0.23	N/A	90%

              Because achievement of the performance targets prior to modification was improbable and became probable after modification, in accordance with ASC 718, Compensation—Stock Compensation, additional stock compensation for the 2018 PSUs allocated to the 2018, 2019 and 2020 Tranche Years was recognizable on the modification date equal to the incremental fair value. See "Summary Compensation Table" and "Grants and Modifications of Plan-Based Awards" below for compensation amounts in 2020.

46

COMPENSATION SETTING PROCESS

Independent Compensation Consultant

              For compensation related decisions effective for 2020, the Compensation Committee retained the services of Aon as independent executive compensation consultant to advise the Compensation Committee on compensation matters related to the executive and director compensation programs. In 2020, Aon assisted the Compensation Committee with, among other things:

    •
    executive and director market pay analysis;

    •
    reviewing and making changes to the compensation peer group;

    •
    development of executive and director pay programs;

    •
    CEO pay recommendations;

    •
    decisions in response to the COVID-19 pandemic; and

    •
    Assisting with the Compensation, Discussion and Analysis disclosures.

              Aon reported to the Compensation Committee and had direct access to the Chairperson and the other members of the Compensation Committee.

              The Compensation Committee conducted a specific review of its relationship with Aon in 2020, and determined that Aon's work for the Compensation Committee did not raise any conflicts of interest. Aon's work has conformed to the independence factors and guidance provided by the Dodd-Frank Act, the SEC and the NYSE.

2020 Peer Group

              The Company has adopted a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices. Peer companies were selected based on industry classification, company size in terms of revenue and market capitalization, and similarity in business operations. The Compensation Committee periodically reviews and updates the peer group, as necessary, upon recommendation of its independent executive compensation consultant.

              For 2020, the Company's peer group consisted of the following 18 companies:

AMC Networks Inc.	Discovery, Inc.	Marriott International, Inc.
Bloomin' Brands, Inc.	Hilton Worldwide Holdings, Inc.	Norwegian Cruise Line Holdings, Ltd.
Brinker International, Inc.	Hyatt Hotels Corporation	Royal Caribbean Cruises, Ltd.
Carnival Corporation	IMAX Corporation	Sinclair Broadcast Group, Inc.
Cinemark Holdings Inc.	Lions Gate Entertainment Corp	TEGNA, Inc
Darden Restaurants, Inc	Live Nation Entertainment, Inc.	Wyndham Hotels & Resorts, Inc.

              Based on the selection factors mentioned above, the Compensation Committee reviewed the 2019 peer group composition and made no changes for 2020.

47

OTHER COMPENSATION PRACTICES

Compensation Clawback Policy

              Pursuant to the terms of the EIP, for a period of one year following the date on which the value of an award under the EIP is realized, such value must be repaid in the event (i) the NEO is terminated for "Cause" (as defined in the NEO's respective employment agreement), or (ii) after termination for any other reason it is determined that such NEO (a) engaged in an act during his or her employment that would have warranted termination for "Cause", or (b) engaged in conduct that violated a continuing obligation to the Company. Mr. Aron's, Mr. Goodman's, Ms. Frank's, and Mr. Colanero's employment agreements require repayment of any bonus compensation based on materially inaccurate financial statements or performance metrics.

Executive Stock Ownership Guidelines

              The Company has adopted stock ownership guidelines for our NEOs, as follows:

Position	Requirement

President and CEO	3x base salary
Other NEOs	2x base salary

              Each NEO is required to achieve the applicable guideline ownership amount within three years after becoming a NEO. Due to the Company's currently depressed stock price and the ongoing impacts of the COVID-19 pandemic, on October 28, 2020, the Compensation Committee suspended the stock ownership guidelines.

Anti-Hedging Policy

              Under our Insider Trading Policy, directors and officers (Vice President and above) are prohibited from engaging in short sales or investing in other kinds of hedging transactions or financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to offset any decrease in the market value of the Company's securities.

Retirement Benefits

              We provide retirement benefits to the NEOs under both qualified and non-qualified defined benefit and defined contribution retirement plans. The Defined Benefit Retirement Income Plan for Certain Employees of American Multi-Cinema, Inc. ("AMC Defined Benefit Retirement Income Plan") and the AMC 401(k) Savings Plan are both tax-qualified retirement plans in which the NEOs participate on substantially the same terms as our other participating employees. Due to limitations on benefits imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"), we established a non-qualified supplemental defined benefit plan (the "AMC Supplemental Executive Retirement Plan"). On November 7, 2006, our Board approved a proposal to freeze the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan, effective as of December 31, 2006. Benefits no longer accrue under the AMC Defined Benefit Retirement Income Plan or the AMC Supplemental Executive Retirement Plan for our NEOs or for other participants.

              The "Pension Benefits" table and related narrative section "Pension and Other Retirement Plans" below describes our qualified and non-qualified defined benefit plans in which our NEOs participate.

Non-Qualified Deferred Compensation Program

              NEOs are permitted to elect to defer base salaries and their cash bonuses under the AMC Non-Qualified Deferred Compensation Plan. Amounts deferred under the plans are credited with an investment return determined as if the participant's account was invested in one or more investment funds made available by the Company and selected by the participant. The Company may, but need not, credit the deferred compensation account of any participant with a discretionary or profit sharing credit as determined by the Company. We believe that providing the NEOs with deferred

48

compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for the Company is also deferred.

              The "Non-Qualified Deferred Compensation" table and related narrative section below describe the non-qualified deferred compensation plan and the benefits thereunder.

Severance and Other Benefits Upon Termination of Employment

              We believe that the occurrence, or potential occurrence, of a change of control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage certain of our executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain, we provide the executives with severance benefits if they terminate their employment within a certain number of days following specified changes in their compensation, responsibilities or benefits following a change of control. Accordingly, we provide such protections for each of the NEOs and for other of our senior officers in their respective employment agreements. The Compensation Committee evaluates the level of severance benefits provided to our executive officers on a case-by-case basis. We consider these severance protections consistent with competitive practices.

              As described in more detail below under "Compensation Discussion and Analysis—Potential Payments Upon Termination or Change of Control," pursuant to their employment agreements, each of the NEOs is entitled to severance benefits in the event of termination of employment without cause and certain NEOs are entitled to severance benefits upon death or disability. In the case of Mr. Aron, Mr. Goodman, Ms. Frank, and Mr. Colanero, resignation for good reason (as defined in their respective employment agreements) also entitles them to severance benefits.

Tax and Accounting

              Prior to 2018, Section 162(m) of the Internal Revenue Code generally disallowed publicly held companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and the three other most highly compensated executive officers unless such compensation qualified for an exemption for certain compensation that was based on performance. Pursuant to the 2017 Tax Cuts and Jobs Act, signed into law on December 22, 2017 (the "Tax Act"), for fiscal years beginning after December 31, 2017, subject to certain transition rules, the performance-based compensation exception to the deduction limitations under Section 162(m) is no longer be available. As a result, for fiscal years beginning after December 31, 2017, all compensation in excess of $1,000,000 paid to the specified executives is not deductible. The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance based and consistent with the goals of the Company and its stockholders.

49

EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table presents information regarding compensation of our principal executive officer and our principal financial officer, and our three other most highly compensated executive officers for services rendered during the year ended December 31, 2020. These individuals are referred to as "NEOs."

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)(5)	All Other Compensation(6)	Total

Adam M. Aron	2020	$1,106,491	$5,000,000	$14,798,988	$—	$—	$21,306	$20,926,785
Chief Executive Officer,	2019	1,250,000	—	6,480,451	1,925,000	—	16,348	9,671,799
President and Director	2018	1,100,000	—	5,472,054	2,882,000	—	16,148	9,470,202
Sean D. Goodman(7)	2020	622,981	761,250	2,861,150	—	—	3,225	4,248,606
Executive Vice President
and Chief Financial Officer
Craig R. Ramsey(7)	2020	219,231	—	—	—	63,472	94,500	377,203
Former Executive Vice	2019	750,000		1,296,096	404,250	153,728	20,359	2,624,433
President and Chief	2018	650,000	—	1,243,643	596,050	—	20,159	2,509,852
Financial Officer
John D. McDonald	2020	492,061	389,100	1,981,932	—	531,035	15,408	3,409,536
Executive Vice President	2019	555,880	—	855,420	317,501	539,283	15,041	2,283,125
U.S. Operations	2018	534,500	—	820,811	466,933	—	14,841	1,837,085
Elizabeth F. Frank	2020	492,061	361,300	1,984,724	—	238,992	12,797	3,089,874
Executive Vice President,	2019	555,880	—	855,420	294,819	151,856	12,539	1,870,514
Worldwide Programming	2018	534,500	—	820,811	440,565	—	11,873	1,807,749
and Chief Content Officer
Stephen A. Colanero(8)	2020	473,578	347,750	1,988,126	—	—	12,739	2,822,193
Executive Vice President,	2019	535,000	—	855,420	290,719	—	12,445	1,693,584
Chief Marketing Officer

(1)
See "Compensation Discussion and Analysis—2020 Special Incentive Bonuses" above for a discussion of the discretionary bonuses awarded to the NEOs.

(2)
As required by SEC Rules, amounts shown in this column, "Stock Awards," presents the aggregate grant or modification date fair value of RSUs, PSUs and stock awards granted or modified in each year in accordance with ASC 718, Compensation—Stock Compensation and represents the value based on the probable outcome of performance conditions. See also Note 9—Stockholders' Equity to our audited financial statements for year ended December 31, 2020, included in our 2020 Annual Report on Form 10-K. These awards and modifications were made under the provisions of the equity-based incentive compensation program. See "Compensation Discussion and Analysis—Equity-Based Compensation Program" above for information regarding the awards, modifications and the performance criteria.

The Company granted and subsequently modified the 2020 RSUs, 2020 SPSUs, and 2020 PSUs to officers. In addition, 2018 PSUs and the 2019 PSUs were modified during 2020.

50

  The fair value of the 2020 RSUs and 2020 PSUs at grant on February 28, 2020 was based on the closing price of the Company's common stock on the original grant date of February 28, 2020 of $6.26. For the 2020 PSUs, the amount above includes the probable outcome at the time of grant and for the 2020 RSU's the maximum value is included. The probable (at time of grant) and maximum value of the 2020 PSUs at grant is detailed below:

	Probable	Maximum

Adam M. Aron
EIP—2020 PSU	$2,779,440	$5,558,880
Sean D. Goodman
EIP—2020 PSU	567,719	1,135,439
Craig R. Ramsey
EIP—2020 PSU	—	—
John D. McDonald
EIP—2020 PSU	345,615	691,229
Elizabeth F. Frank
EIP—2020 PSU	346,935	693,871
Stephen A. Colanero
EIP—2020 PSU	348,544	697,089

  On October 30, 2020, the performance targets for the 2020 PSUs were modified and the eligible vesting level for tranche I of the 2020 PSUs was set at 90%, subject to continued employment through December 31, 2022. Because achievement of the performance targets prior to modification was improbable, the incremental fair value (included in the table above) of tranche I of the 2020 PSUs at modification on October 30, 2020 was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. The fair value for tranches II and III will not be determined until targets for such tranches are established in 2021 and 2022, respectively and will be included in the summary compensation tables for such years as applicable. For tranche I of the 2020 PSUs, the amount above includes the maximum outcome at the time of modification, which is the same as the probable outcome because the attainment has been determined.

  On October 30, 2020, the performance targets for the 2019 PSUs were modified. For 2019 PSUs with an adjusted EBITDA targets, eligible vesting levels for tranches I and II were set at 68.5% and 90%, respectively, both subject to continued employment through December 31, 2021. For 2019 PSUs with diluted earnings per share targets, eligible vesting levels for tranches I and II were set at 0% and 90%, respectively, both subject to continued employment through December 31, 2021. Because achievement of the performance targets prior to modification was improbable, the incremental fair value (included in the table above) of tranches I and II of the 2019 PSUs at modification on October 30, 2020 was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. The fair value for tranche III will not be determined until targets for such tranche are established in 2021 and will be included in the summary compensation tables for such year as applicable. For tranches I and II of the 2019 PSUs, the amount above includes the maximum outcome at the time of modification, which is the same as the probable outcome because the attainment has been determined.

  On October 30, 2020, the performance targets for the 2018 PSUs were modified. For 2018 PSUs with adjusted EBITDA targets, eligible vesting levels for tranches I, II and III were set at 125%, 61.5% and 90%, respectively, each subject to continued employment through December 28, 2020. For 2018 PSUs with diluted earnings per share targets, eligible vesting levels for tranches I, II and III were set at 200%, 0% and 90%, respectively, each subject to continued employment through December 28, 2020. Because achievement of the performance targets prior to modification was improbable, the incremental fair value (included in the table above) of tranches I, II and III of the 2018 PSUs at modification on October 30, 2020 was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. For tranches I, II and III of the 2018 PSUs, the amount above includes the maximum outcome at the time of modification, which is the same as the probable outcome because the attainment has been determined.

  On February 26, 2020, the 2020 SPSUs were granted with vesting conditions based upon the attainment of various stock price targets (based on a 20-day volume weighted average price) ranging from $12 to $32, subject to certain service requirements. The fair value at the date of grant for the 2020 SPSUs was determined utilizing a Monte Carlo simulation, which resulted in fair values ranging from $2.56 to $4.61 per 2020 SPSU depending on the stock price target. The amount above includes the maximum outcome for the 2020 SPSUs at the time of grant.

  On October 30, 2020, the performance targets and service requirements for tranches I-IV of the 2020 SPSUs were waived to allow for immediate vesting of such 2020 SPSUs. Further, the stock price targets for tranches V and VI were reduced to $4 and $8, respectively, subject to a shortened service requirement. The incremental fair value at the date of modification for 2020 SPSUs was determined by comparing the fair values immediately before the modification (including the impact of declines in the Company's stock price between the original grant date and the modification date) and after the modification. The incremental fair value (included in the table above) for tranches I and II of the 2020 SPSUs as of the modification date was determined to be $1.25 and $1.85, respectively. The incremental fair value for tranches III through VI of the 2020 SPSUs as of the modification date was based on the closing price of the Company's common stock on October 30, 2020 of $2.36.

(3)
See "Compensation Discussion and Analysis—Annual Incentive Program" above for a discussion of the terms of our AIP.

(4)
This column includes the aggregate increases and decreases in actuarial present value of each NEO's accumulated benefit amounts. Mr. Ramsey retired effective February 28, 2020, and received a lump sum payout of $389,149 from the defined benefit plan in 2020. Mr. Ramsey also received the first of four distributions under the Supplemental Executive Retirement Plan ("SERP") during 2020 in the amount of $45,613. The increases for Mr. Ramsey

51

  reflected for 2020 represents the increase from January 1, 2020 until his retirement date. The amount of aggregate decreases in actuarial present value in 2018 have been omitted from the Summary Compensation Table:

		Defined Benefit Plan	Supplemental Executive Retirement Plan

Craig R. Ramsey	2020	$12,338	$8,227
	2019	41,609	21,574
	2018	(29,844)	(15,474)
John D. McDonald	2020	102,986	53,398
	2019	126,612	65,647
	2018	(44,828)	(23,243)
(5)
This column also includes the nonqualified deferred compensation above market earnings for the difference between market interest rates determined pursuant to SEC rules and the interest contingently credited by the Company on salary deferred by the NEOs. For 2020, the above market earnings of 7.3% to 19.3% for Mr. Ramsey, Mr. McDonald, and Ms. Frank were $42,907, $374,651, and $238,992, respectively. For 2019, the above market earnings of 12.1% to 21.5% for Mr. Ramsey, Mr. McDonald, and Ms. Frank were $90,545, $347,024, and $151,856, respectively. For 2018, there were no above market earnings. Further discussion on the nonqualified deferred compensation for the NEOs can be found in the "Compensation Discussion and Analysis—Nonqualified Deferred Compensation" section.

(6)
All Other Compensation is comprised of Company matching contributions under our 401(k) savings plan which is a qualified defined contribution plan and life insurance premiums. In addition, pursuant to his employment agreement, Mr. Ramsey was entitled to a one-time payment upon his retirement equal to his annual incentive bonus at target pro-rated for the number of months worked during his retirement year. The following table summarizes "All Other Compensation" provided to the NEOs for the year ended December 31, 2020:

	Company Matching Contributions to 401(k) Plan	Life Insurance Premiums	Retirement Benefit	Total

Adam M. Aron	$11,400	$9,906	$—	$21,306
Sean D. Goodman	—	3,225	—	3,225
Craig R. Ramsey	5,095	1,905	87,500	94,500
John D. McDonald	11,400	4,008	—	15,408
Elizabeth F. Frank	11,400	1,397	—	12,797
Stephen A. Colanero	11,400	1,339	—	12,739
(7)
Mr. Ramsey retired and Mr. Goodman became Executive Vice President and Chief Financial Officer effective February 28, 2020. Mr. Goodman was not a NEO in 2018 or 2019.

(8)
Mr. Colanero was not a NEO in 2018.

Description of Employment Agreements—Salary and Bonus Amounts

              We have entered into employment agreements with each of our NEOs. Change of control, severance arrangements and restrictive covenants in each of the NEO's employment agreements are discussed in detail below in the narrative section "Potential Payments Upon Termination or Change of Control."

              Pursuant to each NEO's employment agreement, the executive has agreed not to disclose any confidential information about the Company at any time during or after his/her employment with the Company.

              Adam M. Aron.    We entered into an employment agreement with Mr. Aron that became effective on January 4, 2016. Mr. Aron's employment agreement includes a three-year initial term, with automatic one-year extensions each year unless the Company or Mr. Aron provides notice not to extend. The agreement provides that Mr. Aron will receive an annual base salary of no less than $995,000, and a target incentive bonus opportunity for each year will be at least 125% of his base salary under the terms of the annual incentive plan in effect for the applicable year. The Board or Compensation Committee, based on its review, has discretion to increase (but not reduce) the base salary each year. Under the agreement, each year the Company will award Mr. Aron at least $4,000,000 of value in long-term incentive equity compensation, 50% of which will be RSUs vesting in equal annual installments over three years, and 50% of which will be PSUs which will vest after three years based on the achievement of reasonable performance criteria.

52

              Sean D. Goodman.    We entered into an employment agreement with Mr. Goodman on December 2, 2019. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Goodman will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Mr. Goodman's target incentive bonus shall be determined by the Board (or a committee thereof). See "Executive Compensation Program Elements"—Annual Performance Bonus" above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the "Current Executive Compensation Program Elements" of the Compensation Discussion and Analysis above.

              Craig R. Ramsey.    We entered into an employment agreement with Mr. Ramsey on July 1, 2001. The term of the agreement was for two years, with automatic one-year extensions each year. The agreement provided that Mr. Ramsey would receive an annual base salary that is subject to annual review by the Compensation Committee, and could be increased but not decreased, and annual bonuses based on the applicable incentive program of the Company. In making its determination with respect to salary and bonus payout levels under the agreement, the Compensation Committee considered the factors discussed in the "Current Executive Compensation Program Elements" of the Compensation Discussion and Analysis above. Mr. Ramsey retired effective February 28, 2020.

              John D. McDonald.    We entered into an employment agreement with Mr. McDonald on July 1, 2001. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. McDonald will receive an annual base salary that is subject to annual review by the Compensation Committee, and can be increased but not decreased, and annual bonuses based on the applicable incentive program of the Company. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the "Current Executive Compensation Program Elements" of the Compensation Discussion and Analysis above.

              Elizabeth F. Frank.    We entered into an employment agreement with Ms. Frank on August 18, 2010. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Ms. Frank will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Ms. Frank's target incentive bonus shall be determined by the Board (or a committee thereof). See "Executive Compensation Program Elements"—Annual Performance Bonus" above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the "Current Executive Compensation Program Elements" of the Compensation Discussion and Analysis above.

              Stephen A. Colanero.    We entered into an employment agreement with Mr. Colanero on November 24, 2009. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Colanero will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Mr. Colanero's target incentive bonus shall be determined by the Board (or a committee thereof). See "Executive Compensation Program Elements"—Annual Performance Bonus" above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the "Current Executive Compensation Program Elements" of the Compensation Discussion and Analysis above.

Limitation of Liability and Indemnification of Directors and Officers

              We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements may also require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified and to obtain directors' and officers' insurance, if available on reasonable terms.

53

Grants and Modifications of Plan-Based Awards

              The following table summarizes plan-based awards granted to NEOs during the year ended December 31, 2020:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number Of Shares Of	Grant Date Fair Value of Stock and

Name	Approval Date	Grant Date	Threshold	Target 100%	Maximum	Threshold (#)	Target (#)	Maximum (#)	Stock Or Units (#)	Option Awards

Adam M. Aron
AIP—Company(1)	N/A	N/A	$1,250,000	$2,500,000	$5,000,000
EIP—2020 RSU(3)	2/26/20	2/28/20							444,000	$2,779,440
EIP—2020 PSU(4)	2/26/20	2/28/20				222,000	444,000	888,000		2,779,440
EIP—2020 SPSU(5)	2/26/20	2/26/20				N/A	1,500,000	N/A		5,172,500
EIP—2020 PSU(6)	10/30/20	10/30/20							133,200	314,352
EIP—2020 SPSU(7)	10/30/20	10/30/20				N/A	500,000	N/A	1,000,000	3,135,000
EIP—2019 PSU(8)	10/30/20	10/30/20							98,480	232,413
EIP—2018 PSU(9)	10/30/20	10/30/20							163,493	385,843
Sean D. Goodman
AIP—Company(1)	N/A	N/A	236,250	472,500	945,000
EIP—2020 RSU(3)	2/26/20	2/28/20							90,690	567,719
EIP—2020 PSU(4)	2/26/20	2/28/20				45,345	90,690	181,380		567,719
EIP—2020 SPSU(5)	2/26/20	2/26/20				N/A	300,000	N/A		1,034,500
EIP—2020 PSU(6)	10/30/20	10/30/20							27,208	64,211
EIP—2020 SPSU(7)	10/30/20	10/30/20				N/A	100,000	N/A	200,000	627,000
Craig R. Ramsey(10)
			N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John D. McDonald
AIP—Company(1)	N/A	N/A	155,646	311,293	622,586
AIP—Individual(2)	N/A	N/A	N/A	77,823	N/A
EIP—2020 RSU(3)	2/26/20	2/28/20							55,210	345,615
EIP—2020 PSU(4)	2/26/20	2/28/20				27,605	55,210	110,420		345,615
EIP—2020 SPSU(5)	2/26/20	2/26/20				N/A	210,000	N/A		724,150
EIP—2020 PSU(6)	10/30/20	10/30/20							16,563	39,089
EIP—2020 SPSU(7)	10/30/20	10/30/20				N/A	70,000	N/A	140,000	438,900
EIP—2019 PSU(8)	10/30/20	10/30/20							13,001	30,682
EIP—2018 PSU(9)	10/30/20	10/30/20							24,526	57,881
Elizabeth F. Frank
AIP—Company(1)	N/A	N/A	144,529	289,058	578,115
AIP—Individual(2)	N/A	N/A	N/A	72,264	N/A
EIP—2020 RSU(3)	2/26/20	2/28/20							55,421	346,935
EIP—2020 PSU(4)	2/26/20	2/28/20				27,711	55,421	110,842		346,935
EIP—2020 SPSU(5)	2/26/20	2/26/20				N/A	210,000	N/A		724,150
EIP—2020 PSU(6)	10/30/20	10/30/20							16,627	39,240
EIP—2020 SPSU(7)	10/30/20	10/30/20				N/A	70,000	N/A	140,000	438,900
EIP—2019 PSU(8)	10/30/20	10/30/20							13,001	30,682
EIP—2018 PSU(9)	10/30/20	10/30/20							24,526	57,881
Stephen A. Colanero
AIP—Company(1)	N/A	N/A	139,100	278,200	556,400
AIP—Individual(2)	N/A	N/A	N/A	69,550	N/A
EIP—2020 RSU(3)	2/26/20	2/28/20							55,678	348,544
EIP—2020 PSU(4)	2/26/20	2/28/20				27,839	55,678	111,358		348,544
EIP—2020 SPSU(5)	2/26/20	2/26/20				N/A	210,000	N/A		724,150
EIP—2020 PSU(6)	10/30/20	10/30/20							16,705	39,424
EIP—2020 SPSU(7)	10/30/20	10/30/20				N/A	70,000	N/A	140,000	438,900
EIP—2019 PSU(8)	10/30/20	10/30/20							13,001	30,682
EIP—2018 PSU(9)	10/30/20	10/30/20							24,526	57,881

(1)
These awards were made under the provisions of the AIP. See "Compensation Discussion and Analysis—Annual Incentive Program" above for a discussion of the AIP and the Summary Compensation Table for the actual amounts paid. As discussed therein, no amounts were paid under the AIP in 2020.

(2)
The individual component bonus of the AIP for the year ended December 31, 2020 was granted subject a review of each NEO's individual performance and contribution to the Company's strategic and financial goals during the 2020 fiscal year. Individual component bonuses of the AIP were not paid for 2020. See "Compensation Discussion and Analysis—Annual Incentive Program" above.

(3)
Amounts shown in this row represent the number and aggregate grant date fair value of 2020 RSU awards granted by the Board and the Compensation Committee, in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The grant date fair value of the 2020 RSUs was based

54

  on the closing price of the Company's common stock on February 28, 2020 of $6.26 per share. See "Compensation Discussion and Analysis—2020 Annual Equity Grants and Modifications" above.

(4)
Amounts shown in this row represent the number and aggregate grant date fair value of the 2020 PSU awards granted in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The fair value of the 2020 PSUs at the grant date was $6.26 per share and was based on the closing price of the Company's common stock on February 28, 2020 and represents the probable outcome at grant date of the performance goals at the target amount. The grant consisted of PSUs with three-year cumulative adjusted EBITDA and free cash flow performance target conditions and a service condition, covering a performance period beginning January 1, 2020 and ending on December 31, 2022. The 2020 PSUs will vest upon certification of achievement of the performance targets based on a scale ranging from achievement of 80% to 120% of the performance targets with the vested amount ranging ratably from 50% to 200%. See "Compensation Discussion and Analysis—2020 Annual Equity Grants and Modifications" above for additional information regarding the grant of the 2020 PSUs and the performance targets.

(5)
Amounts shown in this row represent the number and aggregate grant date fair value of the 2020 SPSU awards granted in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The grant consisted of 2020 SPSUs with vesting based upon achievement of certain 20-day volume weighted average target prices for the Company's Common Stock during a 10 year period commencing on the grant date, subject to certain minimum service conditions. The 2020 SPSUs were divided into six equal tranches with target prices ranging from $12 to $32. The fair value at the date of grant for the 2020 SPSUs was determined utilizing a Monte Carlo simulation, which resulted in fair values ranging from $2.56 to $4.61 depending on the stock price target. The 2020 SPSUs are not subject to ratable vesting and may only vest at target. See "Compensation Discussion and Analysis—2020 Special PSU Equity Grants and Modifications" above for additional information regarding the grant of the 2020 SPSUs and the performance targets.

(6)
Amounts shown in this row represent the number and aggregate modification date incremental fair value of the 2020 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. On October 30, 2020, the 2020 PSUs were modified to divide the awards into three equal tranches and replace the cumulative targets with annual targets. The eligible vesting level for tranche I of the 2020 PSUs was set at 90%, subject to continued employment through December 31, 2022. Because achievement of the performance targets prior to modification was improbable, the incremental fair value of tranche I of the 2020 PSUs at modification on October 30, 2020 was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. The fair value for tranches II and III will not be determined until targets for such tranches are established in 2021 and 2022, respectively and will be included in the grants of plan based awards tables for such years as applicable. The modified tranche I of the 2020 PSUs was not considered an incentive plan award because the attainment was determined at the same time as the modification. See "Compensation Discussion and Analysis—2020 Annual Equity Grants and Modifications" above for additional information regarding the modification of the 2020 PSUs.

(7)
Amounts shown in this row represent the number and aggregate modification date incremental fair value of the 2020 SPSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. On October 30, 2020, the performance targets and service requirements for tranches I through IV of the 2020 SPSUs were waived to allow for immediate vesting of such 2020 SPSUs. Further, the stock price targets for tranches V and VI were reduced to $4 and $8, respectively, subject to a shortened service requirement. The incremental fair value at the date of modification for 2020 SPSUs was determined by comparing the fair values immediately before the modification (including the impact of declines in the Company's stock price between the original grant date and the modification date) and after the modification. The incremental fair value for tranches I and II of the 2020 SPSUs as of the modification date was determined to be $1.25 and $1.85, respectively. The incremental fair value for tranches III through VI of the 2020 SPSUs as of the modification date was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. The modified tranches I through IV of the 2020 SPSUs were not considered an incentive plan award because the performance targets were waived at the time of modification. Tranches V and VI of the 2020 SPSUs were not subject to ratable vesting and could only vest at target. See "Compensation Discussion and Analysis—2020 Special PSU Equity Grants and Modifications" above for additional information regarding the modification of the 2020 SPSUs.

(8)
Amounts shown in this row represent the number and aggregate modification date incremental fair value of the 2019 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. On October 30, 2020, the 2019 PSUs were modified to divide the awards into three equal tranches and replace the cumulative targets with annual targets. For 2019 PSUs with adjusted EBITDA targets, eligible vesting levels for tranches I and II were set at 68.5% and 90%, respectively, both subject to continued employment through December 31, 2021. For 2019 PSUs with diluted earnings per share targets, eligible vesting levels for tranches I and II were set at 0% and 90%, respectively, both subject to continued employment through December 31, 2021. Because achievement of the performance targets prior to modification was improbable, the incremental fair value of tranches I and II of the 2019 PSUs at modification on October 30, 2020 was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. The fair value for tranche III will not be determined until targets for such tranche are established in 2021 and will be included in the grants of plan based awards table for such year as applicable. The modified tranches I and II of the 2019 PSUs were not considered incentive plan awards because the attainment was determined at the same time as the modification. See "Compensation Discussion and Analysis—2019 Annual Equity Award Modifications" above for additional information regarding the modification of the 2019 PSUs.

(9)
Amounts shown in this row represent the number and aggregate modification date incremental fair value of the 2018 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. On October 30, 2020, the performance targets for the 2018 PSUs were modified to divide the awards into three equal tranches and replace the cumulative targets with annual targets. For 2018 PSUs with adjusted EBITDA targets, eligible vesting levels for tranches I, II and III were set at 125%, 61.5% and 90%, respectively, each subject to continued employment through December 28, 2020. For 2018 PSUs with diluted earnings per share targets, eligible vesting levels for tranches I, II and III were set at 200%, 0% and 90%, respectively, each subject to continued employment through December 28, 2020. Because achievement of the performance targets prior to modification was improbable, the incremental fair value of tranches I, II and III of the 2018 PSUs at modification on October 30, 2020 was based on the closing price of the Company's common stock on October 30, 2020 of $2.36. The modified tranches I, II and III of the 2018 PSUs were not considered incentive plan awards because the attainment was determined at the same time as the modification. See "Compensation Discussion and Analysis—2018 Annual Equity Award Modifications" above for additional information regarding the modification of the 2018 PSUs.

(10)
Mr. Ramsey retired effective February 28, 2020 and received no grants of plan based awards in 2020.

55

Outstanding Equity Awards as of December 31, 2020

              The following table presents information regarding the outstanding equity awards held by our NEOs as of December 31, 2020:

			Stock Awards

					Equity Incentive Plan Awards:

Name	Grant Date	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(1)	Market or Payout Value Of Shares, Units or Other Rights That Have Not Vested ($)(2)

Adam M. Aron
EIP—2019 RSU(3)	3/6/19	RSU	71,387	$151,340	—	$—
EIP—2019 PSU(4)	10/30/20	PSU	34,231	72,570	—	—
EIP—2019 PSU(5)	10/30/20	PSU	44,974	95,345	—	—
EIP—2019 PSU(6)	10/30/20	PSU	19,275	40,863	—	—
EIP—2020 RSU(7)	2/28/20	RSU	296,001	627,522	—	—
EIP—2020 PSU(8)	10/30/20	PSU	79,920	169,430	—	—
EIP—2020 PSU(9)	10/30/20	PSU	53,280	112,954	—	—
EIP—2020 SPSU(10)	10/30/20	PSU	—	—	250,000	530,000
EIP—2020 SPSU(11)	10/30/20	PSU	—	—	250,000	530,000
Sean D. Goodman
EIP—2019 RSU(12)	12/2/19	RSU	66,667	141,334
EIP—2020 RSU(7)	2/28/20	RSU	60,461	128,177	—	—
EIP—2020 PSU(8)	10/30/20	PSU	16,325	34,609	—	—
EIP—2020 PSU(9)	10/30/20	PSU	10,883	23,072	—	—
EIP—2020 SPSU(10)	10/30/20	PSU	—	—	50,000	106,000
EIP—2020 SPSU(11)	10/30/20	PSU	—	—	50,000	106,000
Craig R. Ramsey(13)

John D. McDonald
EIP—2019 RSU(3)	3/6/19	RSU	9,423	19,977	—	—
EIP—2019 PSU(4)	10/30/20	PSU	4,519	9,580	—	—
EIP—2019 PSU(5)	10/30/20	PSU	5,937	12,586	—	—
EIP—2019 PSU(6)	10/30/20	PSU	2,545	5,395	—	—
EIP—2020 RSU(7)	2/28/20	RSU	36,807	78,031	—	—
EIP—2020 PSU(8)	10/30/20	PSU	9,938	21,069	—	—
EIP—2020 PSU(9)	10/30/20	PSU	6,625	14,045	—	—
EIP—2020 SPSU(10)	10/30/20	PSU	—	—	35,000	74,200
EIP—2020 SPSU(11)	10/30/20	PSU	—	—	35,000	74,200
Elizabeth F. Frank
EIP—2019 RSU(3)	3/6/19	RSU	9,423	19,977	—	—
EIP—2019 PSU(4)	10/30/20	PSU	4,519	9,580	—	—
EIP—2019 PSU(5)	10/30/20	PSU	5,937	12,586	—	—
EIP—2019 PSU(6)	10/30/20	PSU	2,545	5,395	—	—
EIP—2020 RSU(7)	2/28/20	RSU	36,948	78,330	—	—
EIP—2020 PSU(8)	10/30/20	PSU	9,976	21,149	—	—
EIP—2020 PSU(9)	10/30/20	PSU	6,651	14,100	—	—
EIP—2020 SPSU(10)	10/30/20	PSU	—	—	35,000	74,200
EIP—2020 SPSU(11)	10/30/20	PSU	—	—	35,000	74,200
Stephen A. Colanero
EIP—2019 RSU(3)	3/6/19	RSU	9,423	19,977	—	—
EIP—2019 PSU(4)	10/30/20	PSU	4,519	9,580	—	—
EIP—2019 PSU(5)	10/30/20	PSU	5,937	12,586	—	—
EIP—2019 PSU(6)	10/30/20	PSU	2,545	5,395	—	—
EIP—2020 RSU(7)	2/28/20	RSU	37,119	78,692	—	—
EIP—2020 PSU(8)	10/30/20	PSU	10,023	21,249	—	—
EIP—2020 PSU(9)	10/30/20	PSU	6,682	14,166	—	—
EIP—2020 SPSU(10)	10/30/20	PSU	—	—	35,000	74,200
EIP—2020 SPSU(11)	10/30/20	PSU	—	—	35,000	74,200

(1)
Amount shown in this column represents the number of unvested units. Each unit will convert into one share of Common Stock immediately upon vesting. See "Compensation Discussion and Analysis—Equity-Based Incentive Compensation Program" above.

56

(2)
The fair market value was calculated based on the closing price of the Company's common stock on December 31, 2020 of $2.12 per share.

(3)
Amounts shown in this row represent the remaining number of unvested and the year-end market value of the 2019 RSU award granted by the Board and the Compensation Committee. This amount will vest on January 3, 2022.

(4)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the 2019 PSU awards with Adjusted EBITDA performance targets. The 2019 PSU awards were originally granted on March 6, 2019, but were subsequently modified on October 30, 2020. Tranche I consists of PSUs with a one-year performance target covering a performance period beginning January 1, 2019 and ending on December 31, 2019. The PSUs vest upon certification of achievement of the performance goals and based upon the executive's employment through December 31, 2021. The Compensation Committee certified performance sufficient to permit vesting at 68.5% of target, so the values reflected represent such level of potential vesting.

(5)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the 2019 PSU awards with Adjusted EBITDA performance targets. The 2019 PSU awards were originally granted on March 6, 2019, but were subsequently modified on October 30, 2020. Tranche II consists of PSUs with a one-year performance target covering a performance period beginning January 1, 2020 and ending on December 31, 2020. The PSUs vest upon certification of achievement of the performance goals and based upon the executive's employment through December 31, 2021. The Compensation Committee waived the performance targets applicable to tranche II and approved vesting at 90% of target, so the values reflected represent such level of potential vesting. Performance targets for tranche III of the 2019 PSUs have not been set and amounts for such awards are not included in this table.

(6)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the 2019 PSU awards with diluted earnings per share performance targets. The 2019 PSU awards were originally granted on March 6, 2019, but were subsequently modified on October 30, 2020. Tranche II consists of PSUs with a one-year performance target covering a performance period beginning January 1, 2020 and ending on December 31, 2020. The PSUs vest upon certification of achievement of the performance goals and based upon the executive's employment through December 31, 2021. The Compensation Committee waived the performance targets applicable to tranche II and approved vesting at 90% of target, so the values reflected represent such level of potential vesting. Tranche I of the 2019 PSUs with diluted earnings per share performance targets did not attain sufficient performance to vest and are not included in this table. Performance targets for tranche III of the 2019 PSUs have not been set and amounts for such awards are not included in this table.

(7)
Amounts shown in this row represent the number of unvested and year-end market value of the 2020 RSU award granted by the Board and the Compensation Committee. One half of this amount will vest on each of January 3, 2022 and January 3, 2023.

(8)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the 2020 PSU awards with Adjusted EBITDA performance targets. The 2020 PSU awards were originally granted on February 28, 2020, but were subsequently modified on October 30, 2020. Tranche I consists of PSUs with a one-year performance target covering a performance period beginning January 1, 2020 and ending on December 31, 2020. The PSUs vest upon certification of achievement of the performance goals and based upon the executive's employment through December 31, 2022. The Compensation Committee waived the performance targets applicable to tranche I and approved vesting at 90% of target, so the values reflected represent such level of potential vesting. Performance targets for tranches II and III of the 2020 PSUs have not been set and amounts for such awards are not included in this table. See "Compensation Discussion and Analysis" above for additional information on these awards.

(9)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the 2020 PSU awards with free cash flow performance targets. The 2020 PSU awards were originally granted on February 28, 2020, but were subsequently modified on October 30, 2020. Tranche I consists of PSUs with a one-year performance target covering a performance period beginning January 1, 2020 and ending on December 31, 2020. The PSUs vest upon certification of achievement of the performance goals and based upon the executive's employment through December 31, 2022. The Compensation Committee waived the performance targets applicable to tranche II and approved vesting at 90% of target, so the values reflected represent such level of potential vesting. Performance goals for 2020 PSU tranches II and III have not been set and amounts for such awards are not included in this table. See "Compensation Discussion and Analysis" above for additional information on these awards.

(10)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche V of the 2020 SPSU awards with 20-day volume weighted average stock price performance targets. The 2020 SPSU awards were originally granted on February 26, 2020, but were subsequently modified on October 30, 2020. Tranche V consists of PSUs with a stock price target of $4 that expire on February 26, 2030. The PSUs vest upon attainment of the stock price target and based upon the executive's employment through October 30, 2021. Since the 2020 SPSUs are not subject to ratable vesting and can only vest at target, the values reflected represent the target level of potential vesting. The stock price performance target for tranche V was achieved on January 27, 2021, so the PSUs will vest on October 30, 2021 subject to the participant's continued service through such date.

(11)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche VI of the 2020 SPSU awards with 20-day volume weighted average stock price performance targets. The 2020 SPSU awards were originally granted on February 26, 2020, but were subsequently modified on October 30, 2020. Tranche VI consists of PSUs with a stock price target of $8 that expire on February 26, 2030. The PSUs vest upon attainment of the stock price target and based upon the executive's employment through October 30, 2021. Since the 2020 SPSUs are not subject to ratable vesting and can only vest at target, the values reflected represent the target level of potential vesting. The stock price performance target for tranche VI was achieved on January 27, 2021, so the PSUs will vest on October 30, 2021 subject to the participant's continued service through such date.

(12)
Amounts shown in this row represent the number of unvested and the year-end market value of the 2019 RSU award granted by the Board and the Compensation Committee to Mr. Goodman upon his employment date. One half of this amount will vest on each of December 2, 2021 and December 2, 2022.

57

(13)
Mr. Ramsey retired effective February 28, 2020, and had no outstanding equity awards at December 31, 2020.

Option Exercises and Stock Vested

              There were no options issued by the Company or exercised during the year ended December 31, 2020. The following table sets forth information on the vesting of the RSUs and PSUs for each NEO during the year ended December 31, 2020.

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)

Adam M. Aron
EIP—RSU(2)	129,661	$967,271
EIP—RSU(3)	29,705	217,144
EIP—PSU(4)	1,000,000	2,360,000
EIP—RSU & PSU(5)	441,159	1,054,370
Sean D. Goodman
EIP—PSU(4)	200,000	472,000
EIP—RSU(6)	133,333	575,999
EIP—RSU & PSU(5)	30,229	72,247
Craig R. Ramsey
EIP—RSU(2)	27,521	205,307
John D. McDonald
EIP—RSU(2)	18,164	135,503
EIP—RSU(3)	4,456	32,573
EIP—PSU(4)	140,000	330,400
EIP—RSU & PSU(5)	61,094	146,015
Elizabeth F. Frank
EIP—RSU(2)	18,164	135,503
EIP—RSU(3)	4,456	32,573
EIP—PSU(4)	140,000	330,400
EIP—RSU & PSU(5)	61,164	146,182
Stephen A. Colanero
EIP—RSU(2)	22,620	168,745
EIP—PSU(4)	140,000	330,400
EIP—RSU & PSU(5)	61,250	146,388

(1)
The amount in this column reflects the number of shares underlying RSUs and PSUs that vested during the year ended December 31, 2020.

(2)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company's common stock of $7.46 on the vesting date of January 2, 2020 by the number of shares acquired on vesting.

(3)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company's common stock of $7.31 on the vesting date of February 19, 2020 by the number of shares acquired on vesting.

(4)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company's common stock of $2.36 on the vesting date of October 30, 2020 by the number of shares acquired on vesting.

(5)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company's common stock of $2.39 on the vesting date of December 28, 2020 by the number of shares acquired on vesting.

(6)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company's common stock of $4.32 on the vesting date of December 2, 2020 by the number of shares acquired on vesting.

58

Pension Benefits

              The following table presents information regarding the present value of accumulated benefits that may become payable to the NEOs under our qualified and nonqualified defined-benefit pension plans as of December 31, 2020.

Name	Plan Name	Number of Years Credited Service(#)(1)	Present Value of Accumulated Benefit($)(2)

Adam M. Aron	—	—	$—
Sean D. Goodman	—	—	—
Craig R. Ramsey(3)	Defined Benefit Retirement Income Plan	12.00	—
	Supplemental Executive Retirement Plan	12.00	152,802
John D. McDonald	Defined Benefit Retirement Income Plan	31.05	932,737
	Supplemental Executive Retirement Plan	31.05	483,617
Elizabeth F. Frank	—	—	—
Stephen A. Colanero	—	—	—

(1)
The number of years credited service represents the numbers of years of service through December 31, 2006, the date the plans were frozen.

(2)
The accumulated benefit was based on service and earnings considered by the plans for the period through December 31, 2020. The present value has been calculated assuming the NEOs will remain in service until age 65, the age at which retirement may occur without any reduction in benefits, and that the benefit is payable under the available forms of annuity consistent with the plans. The discount rate assumption was 2.26%. The post-retirement mortality assumption was based on the PRI-2012 Employees Tables with the Retiree Contingent Survivor Tables for annuitants projected forward with scale MP-2020.

(3)
Mr. Ramsey retired effective February 28, 2020, and received a lump sum payout of $389,149 from the defined benefit plan in 2020. Mr. Ramsey also received the first of four distributions under the Supplemental Executive Retirement Plan during 2020 in the amount of $45,613.

Pension and Other Retirement Plans

              We provide retirement benefits to the NEOs under the terms of qualified and non-qualified defined-benefit plans. The AMC Defined Benefit Retirement Income Plan is a tax-qualified retirement plan in which certain of the NEOs participate on substantially the same terms as our other participating employees. However, due to maximum limitations imposed by ERISA and the Internal Revenue Code on the annual amount of a pension which may be paid under a qualified defined-benefit plan, the benefits that would otherwise be payable to the NEOs under the Defined Benefit Retirement Income Plan are limited. Because we did not believe that it was appropriate for the NEOs' retirement benefits to be reduced because of limits under ERISA and the Internal Revenue Code, we have a non-qualified supplemental defined-benefit plan that permits the NEOs to receive the same benefit that would be paid under our qualified defined-benefit plan up to the old IRS limit, as indexed, as if the Omnibus Budget Reconciliation Act of 1993 had not been in effect. On November 7, 2006, our Board approved a proposal to freeze the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan, effective as of December 31, 2006. The material terms of the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan are described below. For additional information on the material assumptions with respect to these plans, see Note 1 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

              AMC Defined Benefit Retirement Income Plan.    The AMC Defined Benefit Retirement Income Plan is a non-contributory defined-benefit pension plan subject to the provisions of ERISA. As mentioned above, the plan was frozen effective December 31, 2006.

              The plan provides benefits to certain of our employees based upon years of credited service and the highest consecutive five-year average annual remuneration for each participant. For purposes of calculating benefits, average annual

59

compensation is limited by Section 401(a)(17) of the Internal Revenue Code, and is based upon wages, salaries and other amounts paid to the employee for personal services, excluding certain special compensation. Under the Defined Benefit Retirement Income Plan, a participant earns a vested right to an accrued benefit upon completion of five years of vesting service.

              AMC Supplemental Executive Retirement Plan.    AMC also sponsors a Supplemental Executive Retirement Plan to provide the same level of retirement benefits that would have been provided under the retirement plan had the federal tax law not been changed in the Omnibus Budget Reconciliation Act of 1993 to reduce the amount of compensation which can be taken into account in a qualified retirement plan. The plan was frozen, effective December 31, 2006, and no new participants can enter the plan and no additional benefits can accrue thereafter.

              Subject to the forgoing, any individual who is eligible to receive a benefit from the AMC Defined Benefit Retirement Income Plan after qualifying for early, normal or late retirement benefits thereunder, the amount of which is reduced by application of the maximum limitations imposed by the Internal Revenue Code, is eligible to participate in the Supplemental Executive Retirement Plan.

              The benefit payable to a participant equals the monthly amount the participant would receive under the AMC Defined Benefit Retirement Income Plan without giving effect to the maximum recognizable compensation for qualified retirement plan purposes imposed by the Internal Revenue Code, as amended by Omnibus Budget Reconciliation Act of 1993, less the monthly amount of the retirement benefit actually payable to the participant under the AMC Defined Benefit Retirement Income Plan, each as calculated as of December 31, 2006. The benefit is an amount equal to the actuarial equivalent of his/her benefit, computed by the formula above, payable in either a lump sum (in certain limited circumstances, specified in the plan) or equal semi-annual installments over a period of two to ten years, with such form, and, if applicable, period, having been irrevocably elected by the participant.

              If a participant's employment with AMC terminates for any reason before the earliest date he/she qualifies for early, normal or late retirement benefits under the AMC Defined Benefit Retirement Income Plan, no benefit is payable under the Supplemental Executive Retirement Plan.

Nonqualified Deferred Compensation

              AMC permits the NEOs and other key employees to elect to receive a portion of their compensation reported in the Summary Compensation Table on a deferred basis. Deferrals of compensation during the year ended December 31, 2020 and in recent years have been made under the AMC Non-Qualified Deferred Compensation Plan ("NQDC"). Participants of the plan are able to defer annual salary and bonus (excluding commissions, expense reimbursement or allowances, cash and non-cash fringe benefits and any stock-based incentive compensation). Amounts deferred under the plans are credited with an investment return determined as if the participant's account were invested in one or more investment funds made available by the Company and selected by the participant. AMC may, but need not, credit the deferred compensation account of any participant with a discretionary or profit sharing credit as determined by AMC. The deferred compensation account will be distributed either in a lump sum payment or in equal annual installments over a term not to exceed 10 years as elected by the participant and may be distributed pursuant to in-service withdrawals under certain circumstances. Any such payment shall commence upon the date of a "Qualifying Distribution Event" (as such term is defined in the Non-Qualified Deferred Compensation Plan). The Qualifying Distribution Events are designed to be compliant with Section 409A of the Internal Revenue Code.

60

              The following table presents information regarding the contributions to and earnings on the NEOs' deferred compensation balances during the year ended December 31, 2020:

Name	Executive Contributions in last FY(1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE

Adam M. Aron
NQDC(2)	$—	$—	$—	$—
Sean D. Goodman
NQDC(2)	—	—	—	—
Craig R. Ramsey
NQDC(2)	5,308	63,742	805,681	—
John D. McDonald
NQDC(2)	63,500	454,811	—	2,520,743
Elizabeth F. Frank
NQDC(2)	—	301,025	—	1,776,605
Stephen A. Colanero
NQDC(2)	—	—	—	—

(1)
These amounts are included in the Summary Compensation Table for 2020.

(2)
The above market earnings on deferred compensation are reflected in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table during the year ended December 31, 2020: Mr. Aron—$0, Mr. Goodman—$0, Mr. Ramsey—$42,907, Mr. McDonald—$374,651, Ms. Frank—$238,992, and Mr. Colanero—$0.

61

Potential Payments Upon Termination or Change of Control

              The following tables describe potential payments and other benefits that would have been received or receivable by each NEO or his or her estate under the officer's employment agreement or related plans and agreements if employment had been terminated under various circumstances on December 31, 2020:

	Termination Following a Change of Control	Death or Disability	Termination with Good Reason by Employee	Termination Without Cause by Company	Retirement

Adam M. Aron
Base Salary	$1,875,000	$—	$1,875,000	$1,875,000	$—
AIP	3,605,250	—	3,605,250	3,605,250	—
Unvested Equity Awards	6,000,000	—	6,000,000	6,000,000	—

Total	11,480,250	—	11,480,250	11,480,250	—

Sean D. Goodman
Base Salary	675,000	—	675,000	675,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	673,774	—	—	—	—

Total	1,348,774	—	675,000	675,000	—

Craig R. Ramsey
Base Salary	—	—	—	—	—
AIP	—	—	—	—	87,500
Unvested Equity Awards	—	—	—	—	—

Total	—	—	—	—	87,500

John D. McDonald
Base Salary	1,111,760	1,111,760	—	1,111,760	—
AIP	—	—	—	—	389,116
Unvested Equity Awards	423,383	—	—	—	—

Total	1,535,143	1,111,760	—	1,111,760	389,116

Elizabeth Frank
Base Salary	1,111,760	—	1,111,760	1,111,760	—
AIP	—	—	—	—	—
Unvested Equity Awards	424,129	—	—	—	—

Total	1,535,889	—	1,111,760	1,111,760	—

Stephen A. Colanero
Base Salary	1,070,000	—	1,070,000	1,070,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	425,037	—	—	—	—

Total	1,495,037	—	1,070,000	1,070,000	—

Employment Agreements

              In the event Mr. Aron's employment is terminated, pursuant to his employment agreement, if Mr. Aron is terminated as a result of his death or disability or without cause or for good reason (each as defined below and in the employment agreement), he will receive a pro rata portion of any incentive bonus for the year in which he was terminated if the applicable targets are met. In addition, upon his termination without cause or for good reason or as a result of the Company not renewing his contract, or not renewing it on comparable terms (each an "Involuntary Termination"), Mr. Aron will be entitled to an amount equal to 1.5 times his Base Salary plus 1.5 times the average of the Incentive Bonuses paid to Mr. Aron during the 24 months preceding the date of Mr. Aron's termination (the "Severance Benefit"). The Severance Benefit will be paid

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equally over a 24-month period. In addition, upon an Involuntary Termination, Mr. Aron will be paid $6,000,000 of value, through a combination of RSUs vesting and cash payments, over a 3-year period following termination. Upon an Involuntary Termination, the Company will also pay Mr. Aron an amount equal to the full cost of his medical insurance for a period of 18 months.

              "Cause" is defined as committing a felony, engaging in material misconduct injurious to the Company, willfully failing to perform his duties or material breach of certain agreement covenants. "Good reason" is defined as material diminution in compensation or duties, material change in location or material breach of the agreement by the Company.

              Mr. Goodman is entitled to receive cash severance payments equal to one year of his base salary in the event of termination by the Company without "Cause" or by Mr. Goodman for "Good Reason" (as such term is defined below and in his employment agreement).

              Mr. Ramsey retired effective February 28, 2020, and was no longer employed at December 31, 2020, so no severance benefits would have been payable as of such date. In connection with his retirement and pursuant to the terms of his employment agreement, Mr. Ramsey was paid a severance payment in the amount of $87,500 which represented the pro rata share of his AIP at target for 2020 as of his retirement date.

              In the event Mr. McDonald's employment is terminated as a result of his death, "Disability", or by the Company without "Cause" (as those terms are defined in the paragraph below and in the applicable employment agreement) he is entitled to a lump cash severance payment equal to two years of his base salary then in effect. Following a Change in Control (as defined in the paragraph below and in the applicable employment agreement), if Mr. McDonald resigns in response to a substantial adverse alteration in responsibilities, reduction in base salary, or a material reduction in benefits, he is entitled to a lump cash severance payment equal to two years of his base salary then in effect. If Mr. McDonald retires, he is entitled to a payment equal to a pro rata share of his AIP at target for the year in which he retires.

              The employment agreement for Mr. McDonald defines Disability as the executive's incapacity due to physical or mental illness and the executive has not been regularly performing his duties and obligations for a period of 120 consecutive days. Cause is defined as a willful and continued failure by the executive to perform substantially his duties with the Company or the willful engaging by the executive in misconduct which is materially and demonstrably injurious to the Company. Change of Control is defined as a merger or similar transaction, provided the executive terminates his employment subsequent to a Change of Control within 60 days of the occurrence of any such event; (i) a substantial adverse alteration in executive's responsibilities from those in effect immediately prior to the Change of Control; (ii) a reduction in base salary below the rate that is in effect immediately prior to the Change of Control; or (iii) a material reduction in the benefits provided to the Executive by the Company prior to the Change of Control.

              Ms. Frank and Mr. Colanero are entitled to receive cash severance payments equal to two years of their base salary in the event of termination by the Company without "Cause" or by Ms. Frank or Mr. Colanero for "Good Reason" (as such term is defined below and in her employment agreement).

              Per Mr. Goodman's, Ms. Frank's and Mr. Colanero's employment agreements, Cause shall mean, as reasonably determined by the Board based on information that one or more of the following has occurred, the executive has; (i) committed a felony or similar crime; (ii) engaged in acts of fraud, dishonesty, gross negligence or other misconduct; (iii) willfully failed to perform her duties under the agreement; or (iv) breached any provision, materially breached any contract or breached any material written Company policy. Good Reason shall mean a termination of the executive's employment by means of resignation by the executive after the occurrence of any one of the following conditions; (i) a material diminution in the executive's rate of base salary; (ii) a material diminution in the executive's authority, duties, or responsibilities; (iii) a material change in the geographic location of the executive's principal office with the Company; or (iv) a material breach of the employment agreement by the Company.

              Acceleration of RSU and PSU Awards.    Unvested RSU and PSU awards do not vest upon a termination by the Company, or due to death, disability or retirement. Under the EIP, upon a Change in Control of the Company, the Compensation Committee can, in its discretion, determine to accelerate the vesting of outstanding awards at their target

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value. The tables above show the value (based on the market price of the Company's Common Stock at year-end) of any unvested equity awards at target, and the cash value of certain payments guaranteed to Mr. Aron.

              Change in Control is generally defined as (1) any person other than Wanda becoming the owner of more than 35% of the combined voting power of outstanding securities of the Company, (2) over a period of two years, incumbent directors ceasing to be a majority of the board, or (3) a merger or consolidation of or the disposition of substantially all of the assets of the Company, subject to exceptions.

              Nonqualified Deferred Compensation Plan and Pension Benefits.    Upon termination for any reason, executives would receive all deferred compensation balances, subject to the terms of the Nonqualified Compensation Plan. See "Nonqualified Deferred Compensation" above for plan balances. See "Pension Benefits" above for a discussion of benefits upon termination under the Company's pension plans.

Equity Compensation Plan Information

              The following table summarizes the EIP as of December 31, 2020.

Plan Category	(a) Total Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	—	—	8,520,193
Equity compensation plans not approved by security holders	—	—	—

Pay Ratio Disclosure

              As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our CEO, Mr. Adam M. Aron, and the annual total compensation of our employees. This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the "median employee" and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth below, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

              For the year ended December 31, 2020:

    •
    The median of the annual total compensation of all employees of the Company (other than our CEO) was $5,503.

    •
    The annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $20,926,785.

    •
    Based on this information, for 2020 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 3,803 to 1.

              The COVID-19 pandemic had enormous impacts on our industry, guests and associates that significantly affected the pay ratio disclosure. Due to the pandemic and the resulting temporary theatre closures, all of our employees were partially or fully furloughed for a portion of 2020. When employees were able to return to work, it was often on reduced schedules due

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to operating restrictions imposed by local governments, limited new film releases, and reluctance of consumers to return to public venues.

              Since we had used the same employee as our median for three years previously, for 2020 we were required to identify a new median employee. Following is the methodology and material assumptions we applied to identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the "median employee":

    •
    We selected December 31, 2020, the last day of our fiscal year, as the date upon which to identify the median employee. For the year ended December 31, 2019, we elected to use the same median employee as was identified for 2018 and 2017, as permitted by SEC rules. For the year ended December 31, 2017, we selected November 30, 2017 as the date upon which to identify the respective median employee. We used December 31 instead of November 30 for 2020 because it more closely aligned with the end of our fiscal year.

    •
    We prepared a list of all active employees as of December 31, 2020, resulting in a list of approximately 24,600 employees in 10 countries with approximately 16,500 employees based in the U.S. and 8,100 based internationally. No countries were omitted from our determination process. The list of active employees included those furloughed on the determination date.

    •
    We determined to use total earnings for the twelve months ended December 31, 2020, as our compensation measure. Total earnings include regular pay and additional pay elements such as overtime and tips. We used this measurement as this pay data was readily available in all of our locations and representative of our compensation structure.

    •
    We did not make any cost-of-living adjustment in identifying the median employee and we annualized the compensation of all permanent employees included in the sample who were hired in 2020 but did not work for the entire year. However, we did not annualize compensation of any furloughed employees for the period of their furlough.

    •
    We determined the median amount of compensation from the compiled list and the related employee was selected as our median employee. Our median employee is a part-time theatre-level film crew employee in the U.S. who was fully furloughed for five months during 2020.

    •
    For the median employee, we combined all elements of the respective employee's compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and consistent with the determination of the total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement.

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PROPOSAL 4: NON-BINDING ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

              As we discussed in the "Compensation Discussion and Analysis" above, the Company's compensation program for executive officers is designed to attract and retain high quality people and to motivate them to achieve both our long-term and short-term goals. As required by Section 14A of the Exchange Act, this proposal, commonly referred to as the "say-on-pay" resolution, seeks a stockholder advisory vote on the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:

                  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narratives."

              This vote is advisory and non-binding, but our Board and the Compensation Committee will consider stockholders' concerns and evaluate whether actions are necessary to address those concerns.

              The Board recommends a vote "FOR" approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement on an advisory basis.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE COMPANY'S 2013 EQUITY INCENTIVE PLAN

Proposed Amendment

              We are submitting for stockholder approval an amendment to the EIP to (1) increase the number of shares available for awards under the EIP by 20,000,000 shares to 35,000,000, (2) revise the EIP's share replenishment provision to comply with NYSE rules by eliminating the ability to reuse shares that have been previously issued and returned to the Company as payment for the exercise price of stock options or payment of taxes and (3) eliminate the mandatory expiration date for the EIP, which is no longer necessary under existing tax regulations and NYSE rules (the "EIP Amendment"). The increase in the number of shares is needed in order to continue to provide a meaningful long-term incentive for management and as a result of recent significant declines in the Company's stock price. The text of the EIP Amendment is set forth in Appendix B, and this description of the proposed amendment to the EIP is qualified by the full text of the EIP Amendment.

Background and Reason for the Recommendation

              The EIP was originally adopted in 2013 to further align the interests of eligible participants with those of the Company's stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The EIP currently has 15,000,000 shares of our Common Stock reserved for issuance. As of March 1, 2020, 8,578,435 shares of our Common Stock remain available for future awards, and 4,142,094 shares of our Common Stock are subject to outstanding restricted stock unit and performance stock unit awards. The closing sale price of the Company's Common Stock on of March 1, 2020 was $9.18.

              The Company's continued success depends to a substantial degree on our ability to attract, retain, and motivate key personnel upon whose judgment, initiative, and effort the successful conduct of the Company's business is largely dependent. The market for senior executives is extremely competitive. The Board believes the EIP Amendment is necessary to ensure that an adequate number of shares of our Common Stock will be available to provide appropriate incentives to our key personnel that align their interests with those of our stockholders and to remain competitive in the marketplace. Based on our current projections, we believe the requested increase in the shares available under the EIP will be adequate to make awards for a number of years, depending on future changes in the price of our Common Stock. Additional shares are required in order to maintain the value of our annual awards given the recent declines in our stock price. Accordingly, the Board approved, subject to stockholder approval, the EIP Amendment to increase the number of shares available for awards under the EIP. With the requested increase in shares available under the EIP, the shares reserved for the EIP will still only represent less than 8% of the Company's outstanding Common Stock.

              If our stockholders approve the EIP Amendment, equity awards on or after May 4, 2020 will be granted under the terms of the EIP, as amended by the EIP Amendment. If our stockholders do not approve the EIP Amendment, the EIP will continue in its current (pre-amendment) form. However, the Company will likely have insufficient shares available in the near future to make equity awards to eligible individuals and will consider alternative methods of compensating its key personnel, which may include equity-based but cash-settled incentives. In addition, the EIP will expire in 2023 and the Company will no longer be able to provide equity-based compensation without further stockholder action. Failure of the stockholders to approve this proposal will not affect the rights of existing holders or the awards previously granted under the EIP. If our stockholders approve the EIP Amendment, the Company intends to file, pursuant to the Securities Act of 1933, as amended, a registration statement on Form S-8 to register 20,000,000 additional shares available for issuance under the EIP, as amended by the EIP Amendment.

Summary of the EIP

              A summary of the principal features of the EIP, as amended by the proposed EIP Amendment, is provided below. The summary below is qualified by reference to the full text of the EIP and the Clarifying Amendment to the EIP set forth as Exhibits 10.15 and 10.15(a), respectively, to the Company's annual report on Form 10-K for the year ended December 31,

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2019, filed with the SEC on February 27, 2020, the Second Amendment to the EIP filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on July 31, 2020, the Third Amendment to the EIP filed as Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 4, 2020, and the EIP Amendment set forth in Appendix B to this proxy statement.

              Reservation of Shares.    Subject to adjustments as described below, and if the EIP Amendment is approved, the maximum aggregate number of shares of Common Stock that may be issued pursuant to awards granted under the EIP will be equal to 35,000,000 shares of our Common Stock. Any shares of Common Stock delivered under the EIP are authorized and unissued shares, or treasury shares. In the event of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to common stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting common stock, appropriate and equitable adjustments will be made to the number and kind of shares of common stock available for grant, as well as to other maximum limitations under the EIP, and the number and kind of shares of common stock or other terms of the awards that are affected by the event.

              Share Counting.    Awards that are required to be paid in cash pursuant to their terms do not reduce the share reserve. To the extent that an award granted under the EIP is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares than the number underlying the award or otherwise terminated without delivery of the shares to the participant, the shares of common stock retained by or returned to the Company become available for future awards under the EIP. In addition, shares that are withheld in payment of taxes relating to such an award become available for future awards under the EIP. Awards assumed or substituted for in a merger, consolidation, acquisition of property or stock or reorganization do not reduce the share reserve.

              Administration.    The EIP is administered by the Compensation Committee. Subject to the limitations set forth in the EIP, the Compensation Committee has the authority to determine the persons to whom awards are to be granted, prescribe the restrictions, terms and conditions of all awards, interpret the EIP and adopt rules for the administration, interpretation and application of the EIP.

              Eligibility.    Awards under the EIP may be granted to any employee, directors, consultants or other personal service providers of the Company. Currently, there are approximately 25,000 employees, 10 directors, and an undeterminable number of consultants or other personal service providers eligible to receive awards under the EIP. There are currently approximately 70 participants in the EIP with outstanding awards.

              Stock Options.    Stock options granted under the EIP may be issued as either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or as nonqualified stock options. The exercise price of an option may be not less than 100% of the fair market value of a share of Common Stock on the date of the grant of the option. The Compensation Committee may determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of service of a participant or a change in control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The maximum term of an option is ten years from the date of grant. To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash, (ii) in shares of common stock, (iii) through an open-market broker-assisted transaction, (iv) by reducing the number of shares of common stock otherwise deliverable upon the exercise of the stock option, (v) by combination of any of the above methods, or (vi) by such other method approved by the Compensation Committee, and must pay any required tax withholding amounts. All options generally are nontransferable. Dividends may not be paid and dividend equivalent rights may not be granted with respect to the shares of stock subject to stock options.

              Stock Appreciation Rights.    A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of common stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of common stock as to which the right is being settled or exercised. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price of a stock appreciation right may not be less than the fair market value of a share of common stock on the date of grant. The Compensation Committee may

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determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of service of a participant or a change in control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The maximum term of a stock appreciation right is ten years from the date of grant. Stock appreciation rights may be payable in cash or in shares of common stock or in a combination of both. Dividends may not be paid and dividend equivalent rights may not be granted with respect to the shares of stock subject to stock appreciation rights.

              Restricted Stock Awards.    A restricted stock award represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements. The vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Compensation Committee, and vesting may be accelerated in certain circumstances, as determined by the Compensation Committee. Unless otherwise set forth in an award agreement, restricted stock award holders have all of the rights of a stockholder of the Company, other than the right to receive dividends, during the restricted period. The Compensation Committee may provide in an award agreement for the payment of dividends at such times as paid to stockholders generally or at the times of vesting of the restricted stock award. Any dividends with respect to a restricted stock award that is subject to performance-based vesting will be subject to the same restrictions on transfer and vesting requirements as the underlying restricted stock award.

              Restricted Stock Units and Performance Stock Units.    An award of restricted stock units, or "RSUs", and an award of performance stock units, or "PSUs", provides the participant the right to receive a payment based on the value of a share of common stock. RSUs and PSUs may be subject to vesting requirements, restrictions and conditions to payment. RSUs may vest based solely on the continued service of the participant for a specified time period. PSUs may vest in whole or in part based on the attainment of specified performance goals established by the Compensation Committee. The vesting of RSUs and PSUs may be accelerated in certain circumstances, as determined by the Compensation Committee. RSU and PSU awards become payable to a participant at the time or times determined by the Compensation Committee and set forth in the award agreement, which may be upon or following the vesting of the award. RSU and PSU awards are payable in cash or in shares of Common Stock or in a combination of both. RSUs and PSUs may be granted together with a dividend equivalent right with respect to the shares of common stock subject to the award. Dividend equivalent rights are subject to vesting conditions that apply to the underlying RSUs or PSUs.

              Stock Awards.    A stock award represents shares of common stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of bonus or other cash compensation, directors' fees or for any other valid purpose as determined by the Compensation Committee. The Compensation Committee determines the terms and conditions of stock awards, and such stock awards may be made without vesting requirements. Upon the issuance of shares of common stock under a stock award, the participant will have all rights of a stockholder with respect to such shares of common stock, including the right to vote the shares and receive all dividends and other distributions on the shares.

              Cash Performance Awards.    A cash performance award is denominated in a cash amount (rather than in shares) and is payable based on the attainment of pre-established business and/or individual performance goals. The requirements for vesting may be also based upon the continued service of the participant during the performance period, and vesting may be accelerated in certain circumstances, as determined by the Compensation Committee. The maximum amount of cash compensation that may be paid to a participant during any one calendar year under all cash performance awards is $3.0 million.

              Performance Criteria.    For purposes of cash performance awards, as well as for any other awards under the EIP intended to qualify as "performance-based compensation", the performance criteria may be any one or any combination of the following, for the Company or any identified subsidiary or business unit, as determined by the Compensation Committee at the time of the award: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) adjusted earnings before interest expense, taxes, depreciation and amortization ("EBITDA"); (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) ratio of debt to stockholders' equity; (xv) revenue; (xvi) free cash flow

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(generally defined as adjusted EBITDA, less cash taxes, cash interest net capital expenditures, mandatory payments of principal under any credit facility, and payments under collateralized lease obligations and financing lease obligations); (xvii) industry attendance metrics; (xviii) cash flow from operating activities; and (xix) any combination of or a specified increase in any of the foregoing. Each of the performance criteria will be applied and interpreted in accordance with an objective formula or standard established by the Compensation Committee at the time of grant of the award including, without limitation, GAAP. The performance criteria may be applied on an absolute basis or relative to an identified index, peer group, or one or more competitors or other companies (including particular business segments or divisions of such companies), or may be applied after adjustment for non-controllable industry performance (such as industry attendance), as specified by the Compensation Committee.

              At the time that an award is granted, the Compensation Committee may provide that performance will be measured in such objective manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, extraordinary and other unusual or non-recurring items and the cumulative effects of accounting or tax law changes.

              Further, the Compensation Committee, to the extent provided in an award agreement, has the right, in its discretion, to reduce or eliminate the amount otherwise payable to any participant under an award and to establish rules or procedures that have the effect of limiting the amount payable to any participant to an amount that is less than the amount that is otherwise payable under an award.

              Following the conclusion of the performance period, the Compensation Committee is required to certify in writing whether the applicable performance goals have been achieved.

              Effect of Change in Control.    Upon the occurrence of a change in control, unless otherwise specifically prohibited under applicable law, or unless otherwise provided in the applicable award agreement, the Compensation Committee is authorized to make adjustments in the terms and conditions of outstanding awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding awards by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms as such outstanding awards (excluding the consideration payable upon settlement of the awards); (iii) accelerated exercisability, vesting and/or payment; and (iv) if all or substantially all of the Company's outstanding shares of common stock transferred in exchange for cash consideration in connection with such change in control: (A) upon written notice, provide that any outstanding stock options and stock appreciation rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Compensation Committee (contingent upon the consummation of the event), and at the end of such period, such stock options and stock appreciation rights will terminate to the extent not so exercised within the relevant period; and (B) cancellation of all or any portion of outstanding awards for fair value, as determined in the sole discretion of the Compensation Committee.

              Forfeiture.    The Compensation Committee may specify in an award agreement that an award is be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, including termination of service for "cause" (as defined in the EIP), violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company. Unless otherwise provided by the Compensation Committee and set forth in an award agreement, if (i) a participant's service is terminated for "cause" or (ii) after termination of service for any other reason, and the Compensation Committee determines in its discretion either that, (A) during the participant's period of service, the participant engaged in an act which would have warranted termination from service for "cause" or (B) after termination, the participant engaged in conduct that violates any continuing obligation or duty of the participant in respect of the Company or any of its subsidiaries, such participant's rights, payments and benefits with respect to such award may be subject to cancellation, forfeiture and/or recoupment.

              Right of Recapture.    If a participant receives compensation pursuant to an award based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the participant will, upon the written request of the Company, forfeit and repay to the Company the difference between what the participant received and what the participant should have received based on the accounting restatement, in accordance with (i) the

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Company's compensation recovery, "clawback" or similar policy, as may be in effect from time to time and (ii) any compensation recovery, "clawback" or similar policy made applicable by law including the Dodd-Frank Wall Street Reform and Consumer Protection Act.

              Tax Withholding.    Participants in the EIP are responsible for the payment of any taxes or similar charges required by law to be paid or withheld from an award or an amount paid in satisfaction of an award.

              Deferrals of Payment.    The Compensation Committee may in its discretion permit participants in the EIP to defer the receipt of payment of cash or delivery of shares of common stock that would otherwise be due by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an award; provided, however, that such discretion does not apply in the case of a stock option or stock appreciation right.

              Term, Amendment and Termination.    Unless terminated early by the Board, the EIP terminates on December 17, 2023. The Board may amend, modify, suspend or terminate the EIP at any time. However, no termination or amendment of the EIP can adversely affect any award theretofore granted without the consent of the participant or the permitted transferee of the award. The Board may seek the approval of any amendment by the Company's stockholders to the extent it deems necessary or advisable for purposes of compliance with Section 422 of the Internal Revenue Code, the listing requirements of the NYSE, or for any other purpose.

Federal Income Tax Consequences

              Incentive Stock Options.    An incentive stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain or loss realized on disposition of the stock is treated as a long-term capital gain or loss. If the shares are disposed of during this period (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in the optionee's income as a result of a disqualifying disposition.

              Non-Qualified Stock Options.    A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in an amount equal to the difference between the option price and the then market value of the shares. A deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

              The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in the optionee's income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

              If a non-qualified option is exercised by tendering previously owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such excess shares will begin on the date of exercise.

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              Stock Appreciation Rights.    Generally, the recipient of a stand-alone stock appreciation right will not recognize taxable income at the time the stand-alone stock appreciation right is granted. If an employee receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the stock appreciation rights in stock, the spread between the then current fair market value of the stock received and the base price will be taxed as ordinary income to the employee at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of stock appreciation rights. However, upon the settlement of a stock appreciation right, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

              Other Awards.    The current United States federal income tax consequences of other awards authorized under the EIP are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

              Section 409A.    Acceleration of income, additional taxes, and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Internal Revenue Code. To be compliant with Section 409A rules with respect to the timing of elections to defer compensation, distribution events and funding must be satisfied. The terms of the EIP are intended to ensure that awards under it will not be subject to adverse tax consequences applicable to deferred compensation under Section 409A. However, there can be no assurance that additional taxation under Section 409A will be avoided in all cases.

              Excess Parachute Payments.    Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the EIP upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

              THE ABOVE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES DOES NOT PURPORT TO BE COMPLETE. The preceding discussion is only a general summary of the federal income tax consequences concerning the EIP and does not address other taxes or state, local, or foreign taxes. It is based on current law and current Internal Revenue Service interpretations of the law, which are subject to change at any time. The Company has not requested an Internal Revenue Service ruling on any tax issues concerning the EIP and does not plan to do so. In some cases, existing Internal Revenue Service rulings and regulations do not provide complete guidance. Participants are advised to consult their own tax advisors regarding the tax effects of their participation in the EIP.

New Plan Benefits

              The Compensation Committee will determine any future awards made under the EIP. Therefore, the Company is unable to determine the awards that will be granted in the future under the EIP at this time. The Compensation Committee has not made any grants of awards under the EIP that are conditioned upon stockholder approval of the EIP Amendment.

Equity Compensation Plan Information

              See "Equity Compensation Plan Information" above for a table summarizing the EIP as of December 31, 2020.

              The Board recommends a vote "FOR" the EIP Amendment.

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PROPOSAL 6: ADJOURNMENT OF ANNUAL MEETING

              If at the Annual Meeting, the number of shares of Common Stock present or represented and voting in favor of the Proposals is insufficient to approve the Proposals, our management may move to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, in order to enable our Board to solicit additional proxies in favor of the Proposals. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other proposals.

              In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Proposals, including the solicitation of proxies from stockholders that have previously voted against the proposal. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the Proposals have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on the Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals.

              The Board recommends a vote "FOR" the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Proposals.

73

OTHER INFORMATION

              The Company's audited consolidated financial statements are included in the Annual Report on Form 10-K for 2020 filed with the SEC, 100 F Street N.E., Washington, D.C. 20549. Complimentary copies of the Form 10-K as filed with the SEC may be obtained by following the instructions provided below under the heading "Availability of Report on Form 10-K."

Costs of Proxy Statement

              The Company bears the cost of preparing, assembling and mailing this proxy statement and any other proxy materials transmitted on behalf of our Board. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of our Common Stock.

Delivery of Stockholder Documents

              The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

              A number of brokers with accounts will be householding our proxy materials to the extent stockholders have given their prior express or implied consent in accordance with SEC rules. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate notice of internet availability of proxy materials or proxy statement and annual report to the Company at: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211, or by calling (913) 213-4000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

              If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 249-7120 or collect at (212) 269-5550 or email at AMC@dfking.com.

              For registered stockholders with questions about their AMC shares or a need to change a mailing address, please contact our transfer agent by writing to Computershare Trust Company, N.A., Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202. You may also contact our transfer agent via email at web.queries@computershare.com or by telephone at 800-962-4284.

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STOCKHOLDER PROPOSALS

              The deadline for submission of stockholder proposals for inclusion in the proxy materials for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") is November 19, 2021. Any such stockholder proposal must be in writing, comply with the requirements of Rule 14a-8 and be received by the Corporate Secretary at the Company's principal offices at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, no later than 5:00 pm Central Time on such date. In accordance with the advance notice provisions of our Bylaws, any stockholder proposal submitted to us for consideration at next year's annual meeting but which is not intended to be included in the related proxy statement and form of proxy must be received between March 5, 2022 and April 4, 2022; otherwise, the proposal will be considered by us to be untimely and not properly brought before the meeting.

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AVAILABILITY OF REPORT ON FORM 10-K

              Upon your written request, we will provide to you a complimentary copy of our 2020 Annual Report on Form 10-K (without exhibits and separate financial statements of non-consolidated subsidiaries) as filed with the SEC. We will provide you a copy of the exhibits and separate financial statements of non-consolidated subsidiaries to our 2020 Annual Report on Form 10-K upon payment of our reasonable duplicating and shipping expenses. Your request should be mailed to AMC's offices, addressed as follows: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211. A free copy of the Form 10-K may also be obtained at the Internet web site maintained by the SEC at www.sec.gov and by visiting our Internet web site at www.amctheatres.com and clicking on "Investor Relations," then on "Financial Performance."

By Order of the Board of Directors,

One AMC Way,11500 Ash Street
Leawood, KS 66211

Senior Vice President, General Counsel and Secretary

March 19, 2021

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APPENDIX A

Certificate of Amendment to the Third
Amended and Restated Certificate of Incorporation
of
AMC Entertainment Holdings, Inc.

              AMC Entertainment Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

                  1.    Article IV.A. of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended by the Certificates of Amendment dated July 29, 2020 and January 22, 2021, respectively (the "Certificate of Incorporation"), is hereby amended to read in its entirety as follows:

                    A.    The total number of shares of capital stock that the Corporation has authority to issue is 1,074,173,073 shares, consisting of (i) 1,024,173,073 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock," or the "Common Stock"), and (ii) 50,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

                  2.    The remaining provisions of Article IV of the Certificate of Incorporation shall remain the same and in full force and effect.

                  3.    The foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

              IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by the undersigned officer, duly authorized, as of the [    •    ] day of [    •    ].

AMC ENTERTAINMENT HOLDINGS, INC.
By:
Name:	Kevin M. Connor
Title:	Senior Vice President, General Counsel & Secretary

A-1

APPENDIX B

FOURTH AMENDMENT
TO THE
AMC ENTERTAINMENT HOLDINGS, INC.
2013 EQUITY INCENTIVE PLAN

              THIS FOURTH AMENDMENT (this "Amendment") is approved as of May 4, 2021, for the purpose of amending that certain AMC Entertainment Holdings, Inc. (the "Company") 2013 Equity Incentive Plan (the "Plan"), adopted as of December 23, 2013. Capitalized terms used in this Amendment shall have the same meanings given to them in the Plan unless otherwise indicated.

    1.
    Amendment.

    (a)
    Section 4.1 of the Plan is hereby amended to read in its entirety as follows:

              "Number of Shares Reserved.    Subject to adjustment as provided in Section 4.5 hereof, the total number of shares of Common Stock that are reserved for issuance under the Plan shall be 35,000,000 (the "Share Reserve"). Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share; provided that Awards that are required to be paid in cash pursuant to their terms shall not reduce the Share Reserve. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares."

    (b)
    Section 4.2 of the Plan is hereby amended to read in its entirety as follows:

              "Share Replenishment" To the extent that an Award granted under this Plan is canceled, expired, forfeited, surrendered, settled by delivery of fewer shares than the number underlying the Award (including withholding of shares to cover tax liabilities upon delivery) or otherwise terminated without delivery of the shares to the Participant, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered or issued under the Plan, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company. Notwithstanding anything to the contrary contained herein, issued shares subject to an Award under this Plan shall not again be made available for issuance or delivery under this Plan if such shares are (a) tendered in payment of the exercise price of a Stock Option, (b) delivered to the Company to satisfy any tax or other obligation, or (c) covered by a stock-settled Stock Appreciation Right or other Award that were not issued upon the settlement of the Award.

    (c)
    Section 15.1 of the Plan is hereby amended by deleting the following sentence.

              "Subject to Section 15.2 hereof, the Plan shall terminate on December 17, 2023".

    2.
    Miscellaneous.

              Except as amended hereby, the Plan remains in full force and effect.

B-1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AMC ENTERTAINMENT HOLDINGS, INC. ONE AMC WAY 11500 ASH STREET LEAWOOD, KS 66211 ATTN: LEGAL DEPARTMENT ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D36281-P52723 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AMC ENTERTAINMENT HOLDINGS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain For Against Abstain 1. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the total number of shares of Class A Common Stock (par value $0.01 per share) the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Class A Common Stock ("Proposal 1"). To elect to our Board of Directors, the following nominees, for terms expiring at the 2024 Annual Meeting: Nominees: 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 ("Proposal 3"). To conduct a non binding advisory vote to approve the compensation of named executive officers ("Proposal 4"). To approve an amendment to our 2013 Equity Incentive Plan (the “EIP”) to (i) increase the total number of shares subject to the EIP to 35,000,000 shares of Class A Common Stock, (ii) revise the share replenishment provision and (iii) eliminate the mandatory expiration of the EIP (“Proposal 5”). To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the proposals ("Proposal 6"). ! ! ! ! ! ! ! ! ! ! ! ! 4. 5. 2. For Withhold ! ! ! ! ! ! ! ! ! 2a. Mr. Philip Lader 6. 2b. Mr. Gary F. Locke NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2c. Mr. Adam J. Sussman Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D36282-P52723 AMC ENTERTAINMENT HOLDINGS, INC. Annual Meeting of Stockholders May 4, 2021 2:00 PM (Central Time) This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Kevin Connor and Sean Goodman, or either proxies, each with the power to appoint his substitute, and hereby authorize(s) them of to them, as represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of AMC ENTERTAINMENT HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM (Central Time) on May 4, 2021 at AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, KS 66211, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (Continued and to be signed on reverse side)